UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Cyclacel Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Cyclacel Pharmaceuticals, Inc.
200 Connell Drive, Suite 1500
Berkeley Heights, New Jersey 07922
United States of America

April [17], 2012

Dear Stockholder,

You are cordially invited to attend the 2012 Annual Meeting of the Stockholders of Cyclacel Pharmaceuticals, Inc. (the “Company”) to be held at 9:30 a.m., E.D.T, on May 23, 2012, at our corporate headquarters at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey, 07922. The attached Notice of Annual Meeting and proxy statement describe the business we will conduct at the annual meeting and provide information about us that the holders of our common stock (the “Common Stock”) should consider when voting.

At the annual meeting, we will ask our holders of Common Stock to:

1.               elect Paul McBarron, Dr. Nicholas Bacopoulos and Dr. Christopher Henney, nominees for Class 3 directors, to our Board of Directors;

2.               approve a proposed amendment to the Company’s certificate of incorporation, by way of an Amended and Restated Certificate of Incorporation, to effectuate a reverse stock split of our Common Stock at a ratio of up to and including one-for-ten, such ratio to be determined by our Board of Directors. The purpose of this proposal is to enable the Company to regain compliance with the minimum per share bid price requirement so that we may continue our listing on The NASDAQ Global Market;

3.               approve a proposed amendment to the Company’s 2006 Amended and Restated Equity Incentive Plan to increase the number of shares available for the grant of awards by 4,800,000 shares (on a pre-split basis); and

4.               ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2012.

The Board of Directors recommends the approval of each of these proposals.

Such other business will be transacted as may properly come before the annual meeting and at any adjournments or postponements thereof.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. Therefore, when you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the annual meeting, whether or not you can attend.

If you wish to attend the annual meeting in person, you will need to register with us in advance. You can register by contacting our investor relations office by no later than May 16, 2012, by e-mail to ir@cyclacel.com, fax at (866) 271-3466, mail at Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey, 07922 or telephone at (908) 517-7330.

Thank you for your ongoing support of Cyclacel Pharmaceuticals, Inc. We look forward seeing you at the annual meeting.

Sincerely,

/s/ Spiro Rombotis
Spiro Rombotis
President and Chief Executive Officer

Cyclacel Pharmaceuticals, Inc.
200 Connell Drive, Suite 1500
Berkeley Heights, New Jersey 07922
United States of America

April [17], 2012

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

TIME:                     9:30 a.m., E.D.T

DATE:                    May 23, 2012

PLACE:                  200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey, 07922

PURPOSES:

For the holders of our common stock (“Common Stock”) to:

1.             elect Paul McBarron, Dr. Nicholas Bacopoulos and Dr. Christopher Henney as Class 3 directors to serve three-year terms expiring at the annual meeting in 2015;

2.             approve a proposed amendment to the Company’s certificate of incorporation, by way of an Amended and Restated Certificate of Incorporation, to effectuate a reverse stock split in a ratio of up to and including 1:10, such ratio to be determined by our Board of Directors;

3.             approve a proposed amendment to the Company’s 2006 Amended and Restated Equity Incentive Plan to increase the number of shares available for the grant of awards by 4,800,000 shares (on a pre-split basis); and

4.             ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

In addition, the Company will transact any other business that may properly be presented before the annual meeting or at any adjournment or postponement thereof.

WHO MAY VOTE?

You may vote if you were the record holder of our Common Stock at the close of business on April 4, 2012. A list of stockholders of record will be available at the annual meeting and during the ten days prior to the annual meeting at the office of our Secretary at the above address.

Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum.  You may change or revoke your proxy at any time before it is voted at the meeting.

If you plan to attend the annual meeting, you must register in advance by contacting our investor relations office by e-mail to ir@cyclacel.com, fax at (866) 271-3466, mail at Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey, 07922 or telephone at (908) 517-7330. Only record and beneficial owners will be permitted to register. Requests for registration will be processed in the order in which they are received and must be requested by no later than May 16, 2012. Please note that seating is limited and registration of stockholders will be accepted on a first-come, first-served basis. On the day of the annual meeting, each stockholder will be required to present a valid picture identification such as a driver’s license or passport. Seating will begin at 8:30 a.m. and the meeting will begin at 9:30 a.m.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Paul McBarron
Paul McBarron, Secretary

i

PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

Cyclacel Pharmaceuticals, Inc.
200 Connell Drive, Suite 1500
Berkeley Heights, New Jersey 07922
United States of America

PROXY STATEMENT FOR THE CYCLACEL PHARMACEUTICALS, INC.
2012 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2012

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why Did I Receive this Proxy Statement?

You received this proxy statement and the enclosed proxy card because the Board of Directors of Cyclacel Pharmaceuticals, Inc. (the “Company”) is soliciting your proxy to vote at the 2012 annual meeting, and any adjournments or postponements of the meeting, to be held at 9:30 a.m., E.D.T, on May 23, 2012 at our corporate headquarters at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922. This proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the annual meeting and the information that holders of our Common Stock need to know to vote at the annual meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 23, 2012.  THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS FOR 2011 ARE AVAILABLE AT WWW.PROXYVOTE.COM.

On or about April [17], 2012, we began sending this proxy statement, the attached Notice of Annual Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the annual meeting. Although not part of this proxy statement, we are also sending along with this proxy statement our 2011 Annual Report, which includes our financial statements for the fiscal year ended December 31, 2011. You can also find a copy of our Annual Report on Form 10-K for the year ended December 31, 2011 on the Internet through the SEC’s electronic data system called EDGAR at www.sec.gov or through the Investor & Media section of our website at www.cyclacel.com.  The information in our website is not a part of this proxy statement and is not incorporated by reference into this proxy statement. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey, 07922, Attention: Secretary.  Exhibits will be provided upon written request and payment of an appropriate processing fee.

Who Can Vote at the Annual Meeting?

Only stockholders who owned our Common Stock at the close of business on April 4, 2012 are entitled to vote at the annual meeting. On this record date, there were 59,001,738 shares of our Common Stock issued and outstanding and entitled to vote on the proposals submitted to the holders of our Common Stock.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

For the ten-day period immediately prior to the annual meeting, the list of the stockholders of record entitled to vote at the annual meeting will be available for inspection at our offices at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey, 07922, by stockholders for such purposes as are set forth in the General Corporation Law of the State of Delaware. Such list will also be available for inspection at the annual meeting.

How Many Votes Do I Have?

Each share of Cyclacel Common Stock that you own entitles you to one vote with respect to each of proposals presented in this proxy statement.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card applicable to your class of stock, or your “proxies,” will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all, some or none of the nominees for director or withheld from all or any one of the nominees for director and whether your shares should be voted for, against or abstained with respect to the other 4 proposals. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our transfer agent, American Stock Transfer and Trust Company, or you have stock certificates registered in your name, you may submit a proxy to vote:

•                  By Internet or by telephone.  Follow the instructions attached to the proxy card applicable to your class of stock to submit a proxy to vote by Internet or telephone.

•                  By mail.  Complete and mail the enclosed proxy card applicable to your class of stock in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

•                  In person at the meeting.  If you attend the annual meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the annual meeting. You are required to register in advance of the annual meeting if you plan to attend the annual meeting in person. If you wish to register in advance of the annual meeting, please contact our investor relations office by no later than May 16, 2012, by e-mail to ir@cyclacel.com, fax at (866) 271-3466, mail at Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey, 07922 or telephone at (908) 517-7330.

Telephone and Internet voting facilities for all stockholders of record will be available 24-hours a day and will close at 11:59 p.m., E.D.T, on May 22, 2012.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee who is the holder of record), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•                  By Internet or by telephone.  Follow the instructions you receive from the record holder to vote by Internet or telephone.

•                  By mail.  You should receive instructions from the record holder explaining how to vote your shares.

•                  In person at the meeting.  Contact the broker, bank or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the annual meeting. You will not be able to vote at the annual meeting unless you have a proxy card from your broker, bank or other nominee.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•                  “FOR” the election of Paul McBarron, Dr. Nicholas Bacopoulos and Dr. Christopher Henney, nominees for Class 3 directors;

•                  “FOR” the reverse split of our Common Stock;

•                  “FOR” the increase in the number of shares of Common Stock issuable under our 2006 Amended and Restated Equity Incentive Plan; and

•                  “FOR” ratification of the selection of our independent registered public accounting firm for the fiscal year ending December 31, 2012.

If any other matter is properly presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. We know of no matters that need to be acted on at the annual meeting, other than those described in this proxy statement.

May I Change or Revoke My Proxy?

If you submit a proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:

•                  By submitting a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above or by providing written notice of revocation to us before the annual meeting at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey, 07922, Attention: Paul McBarron, Executive Vice President—Finance, Chief Financial Officer, Chief Operating Officer and Secretary;

•                  By submitting a later proxy by Internet or by telephone as instructed above; or

•                  By attending the annual meeting in person and voting in person. Attending the annual meeting in person will not, in and of itself, change or revoke a previously submitted proxy unless you specifically request it or vote by ballot at the annual meeting.

Your most current proxy card or proxy submission by telephone or Internet is the one that will be counted.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name, they will not be voted if you do not return your proxy card by mail or vote by Internet, telephone or at the annual meeting, as described above under “How Do I Vote?”

If your shares are held in street name and you do not provide voting instructions to the broker, bank or other nominee who holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares of Common Stock on Proposals 2 and 4 even if it does not receive instructions from you. We encourage you to provide voting instructions. This ensures your shares will be voted at the annual meeting in the manner you desire. However, your broker, bank or other nominee cannot vote your shares on Proposals 1 and 3 if it has not received instructions from you because such matters are considered non-routine under applicable law. Where your broker, bank or other nominee does not vote on a matter for which it does not have discretionary voting authority, this is referred to as a “broker non-vote.”

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: To Elect Three Class 3 Directors

The three nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: To Approve Reverse Stock Split

The affirmative vote of a majority of outstanding Common Stock is required to approve the amendment to the Restated Certificate of Incorporation, as amended, by way of an Amended and Restated Certificate of Incorporation. Abstentions and broker non-votes will be treated as votes against this proposal.

Proposal 3: To Approve Amendment to Increase the Shares Available under the 2006 Amended and Restated Equity Incentive Plan

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve the amendment to the 2006 Amended and Restated Equity Incentive Plan. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: To Ratify Selection of Our Independent Registered Public Accounting Firm

The affirmative vote of a majority of the shares of Common Stock cast for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our holders of Common Stock to select our independent registered public accounting firm. However, if our holders of Common Stock do not ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2012, our Audit Committee of our Board of Directors will reconsider its selection.

What is the Effect of Not Casting Your Vote?

If you hold your shares of Common Stock in street name, it is critical that you submit a proxy or instruct your bank, broker or other nominee to cast your vote if you want your vote to be counted for the election of directors (Proposal 1 of this proxy statement) and the increase in shares issuable under the 2006 Amended and Restated Equity Incentive Plan (Proposal 3). In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank, broker or other nominee was allowed to vote those shares on your behalf in the election of directors in the bank, broker or other nominee’s discretion.

Recent changes in regulation were made to take away the ability of your bank, broker or other nominee to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote in the election of directors, no votes will be cast on this proposal on your behalf. Your bank, broker or other nominee will, however, continue to have discretion to vote any uninstructed shares of Common Stock on the approval of the reverse stock split and the ratification of the appointment of the Company’s independent registered public accounting firm (Proposals 2 and 4 of this proxy statement).

Is Voting Confidential?

We will keep all of the proxies, ballots and voting tabulations private. We only let our Inspector of Election, a representative of Broadridge Financial Solutions, Inc., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. Broadridge, however, will forward to management any written comments you make, on the proxy card or elsewhere.

What Are the Costs of Soliciting these Proxies?

The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors. The entire cost of soliciting these proxies, including the costs of preparing, printing and mailing this proxy statement and accompanying materials, will be borne by us. We have engaged Morrow & Co., LLC, 470 West Ave., Stamford, CT 06902, to assist us with the solicitation of proxies with respect to Proposals 1 through and including 4 for a fee of $5,500, plus expenses. In addition, proxies may be solicited personally, by telephone or otherwise, by our officers, directors and employees, none of whom will receive any compensation for these services. We will ask banks, brokers and other nominees to forward these proxy materials to their principals and obtain authority to execute proxies. We will then reimburse such parties for their reasonable expenses incurred in connection with these activities.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of our Common Stock entitled to vote at the meeting is necessary to constitute a quorum at the annual meeting.  Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstention, and broker non-votes are counted for purposes of determining whether a quorum exists.

What Dissenters’ Rights Do I Have?

Under Delaware law, none of our stockholders are entitled to rights of appraisal on any proposal referred to herein.

Attending the Annual Meeting

The annual meeting will be held at 9:30 a.m., E.D.T, on May 23, 2012, at our corporate headquarters at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey, 07922. When you arrive at our corporate headquarters, signs will direct you to the appropriate meeting room. You need not attend the annual meeting in order to vote.

If you plan to attend the meeting, you must register in advance by no later than May 16, 2012. Registration will be granted only to record and beneficial owners. You may register by contacting our investor relations office by e-mail to ir@cyclacel.com, fax at (866) 271-3466, mail at Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey, 07922 or telephone at (908) 517-7330.  When contacting us, please provide the class of shares you hold and the name under which you hold shares of record or the evidence of your beneficial ownership of shares described below.

Please note that if you hold your shares in “street name” (that is, through a broker, bank or other nominee), you will need to send a written request for registration either by regular mail, fax or e-mail, along with proof of share ownership, such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage firm account statement or a letter from the broker, bank or nominee holding your shares, confirming ownership. Requests for registration will be processed in the order in which they are received and must be requested no later than May 16, 2012. Please note that seating is limited and requests for registration will be accepted on a first-come, first-served basis. On the day of the annual meeting, each stockholder will be required to present a valid picture identification such as a driver’s license or passport. Seating will begin at 8:30 A.M. and the meeting will begin at 9:30 a.m.

Householding of Annual Disclosure Documents

In December 2000, the Securities and Exchange Commission, or the SEC, adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or your broker, bank or other nominee to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if we or your broker, bank or other nominee believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker, bank or other nominee or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

If your household received a single set of disclosure documents this year, but you would prefer to receive your own copy, please contact Broadridge Financial Solutions, Inc., by calling their toll free number, 1-888-237-1900.

If you do not wish to participate in “householding” and would like to receive your own set of our annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another holder of our Common Stock and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

•                  If your shares are registered in your own name, please contact Broadridge Financial Solutions, Inc., and inform them of your request by calling them at 1-888-237-1900 or writing them at 51 Mercedes Way, Edgewood, New York, 11717.

•                  If a broker, bank or other nominee holds your shares, please contact the broker, bank or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.

You can choose this option and save the cost of producing and mailing these documents by:

•                  following the instructions provided on your proxy card or voter instruction form;

•                  following the instructions provided when you submit a proxy to vote over the Internet; or

•                  going to www.proxyvote.com and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock and Preferred Stock as of April 1, 2012 for (a) the executive officers named in the Summary Compensation Table on page [21] of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group, and (d) each stockholder known by us to own beneficially more than 5% of our Common Stock, relying solely upon the amounts and percentages disclosed in their public filings.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of April 1, 2012 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of stock shown to be beneficially owned by them based on information provided to us by these stockholders.

Percentage of ownership is based on 59,001,738 shares of Common Stock outstanding as of April 1, 2012.

The address for each of the directors and named executive officers is c/o Cyclacel Pharmaceuticals, Inc., 200 Connell Drive Suite 1500, Berkeley Heights, New Jersey 07922. Addresses of other beneficial owners are noted in the table.

	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Common Stock Owned
Directors, Director Nominees and Executive Officers
Dr. Nicholas Bacopoulos (2)	66,058	*
Sir John Banham(3)	155,950	*
Dr. Judy Chiao(4)	375,313	*
Dr. Christopher Henney(5)	266,676	*
Paul McBarron(6)	568,388	*
Spiro Rombotis(7)	1,233,004	2.09%
Daniel K. Spiegelman(8)	148,489	*
Dr. David U’Prichard(9)	264,898	*
Lloyd Sems	0	*
Gregory T. Hradsky	0	*
Executive officers and directors as a group (10 persons)(10)	3,244,380	5.5%

5% or more stockholders
Redmile Group, LLC(11)	5,329,095	9.03%
Jeremy C. Green(11)	5,329,095	9.03%

*                             Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock.

(1)                      Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of Common Stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of April 1, 2012. Except as indicated by footnote, to our knowledge, all persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned.

(2)                      Includes options to purchase 63,558 shares of Common Stock that are exercisable within 60 days of April 1, 2012.

(3)                      Includes options to purchase 119,103 shares of Common Stock that are exercisable within 60 days of April 1, 2012.

(4)                      Includes options to purchase 327,145 shares of Common Stock that are exercisable within 60 days of April 1, 2012.  Also includes 9,893 restricted stock units.

(5)                      Includes options to purchase 259,509 shares of Common Stock that are exercisable within 60 days of April 1, 2012.

(6)                      Includes options to purchase 442,334 shares of Common Stock that are exercisable within 60 days of April 1, 2012.

(7)                      Includes options to purchase 486,488 shares of Common Stock that are exercisable within 60 days of April 1, 2012. Also includes 19,786 restricted stock units. Of the shares of Common Stock reported, 1,000 shares are held indirectly by Mr. Rombotis through his IRA account.

(8)                      Includes options to purchase 144,489 shares of Common Stock that are exercisable within 60 days of April 1, 2012.

(9)                      Includes options to purchase 239,592 shares of Common Stock that are exercisable within 60 days of April 1, 2012.

(10)                See footnotes (2)-(9). Also includes options to purchase 145,604 shares of Common Stock held by Robert Sosnowski, our Vice President, Sales & Marketing, which are exercisable within 60 days of April 1, 2012.

(11)     Based on a Schedule 13G filed jointly by Jeremy C. Green and Redmile Group, LLC (“Redmile”) with the SEC on April 5, 2012, which reported ownership as of March 22, 2012.  These securities are owned by certain investment limited partnerships for which Redmile serves as general partner and investment manager.  Redmile, as the investment manager and general partner of those investment limited partnerships, and Mr. Green, as managing member and owner of Redmile, may therefore be deemed to beneficially own the securities owned by such investment limited partnerships insofar as they may be deemed to have the power to direct the voting or disposition of those securities.  Redmile and Mr. Green, however, disclaim beneficial ownership of the securities, except to the extent of his or its pecuniary interests therein. The principal business address of each beneficial owner is 100 Pine Street, Suite 1925, San Francisco, California, 94111.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, as amended, provide that our business is to be managed by or under the direction of the Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board of Directors currently consists of nine members, classified into three classes as follows: (1) Sir John Banham, Daniel K. Spiegelman and Gregory T. Hradsky constitute Class 1, with a term ending at the 2013 annual meeting; (2) Spiro Rombotis, David U’Prichard, Ph.D. and Lloyd Sems constitute Class 2, with a term ending at the 2014 annual meeting; and (3) Paul McBarron, Nicholas Bacopoulos, Ph.D. and Christopher S. Henney, Ph.D., D.Sc. constitute Class 3, with a term ending at the current annual meeting.

On March 6, 2012, our Board of Directors voted to nominate Paul McBarron, Nicholas Bacopoulos, Ph.D. and Christopher S. Henney, Ph.D., D.Sc., for election as Class 3 directors at the annual meeting for a term of three years to serve until the 2015 annual meeting of stockholders, and until their respective successors have been elected and qualified.

Set forth below are the names of the persons nominated as directors and our current directors, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. In addition, the following paragraphs include specific information about the experience, qualifications, attributes or skills of each of our directors, other than Messrs. Sems and Hradsky, who were nominated by Mr. Miller, that led the Board of Directors to the conclusion that the individual is qualified to serve on the Board of Directors as of the time of this filing, in light of our business and structure.

Name	Age	Position
Spiro Rombotis	53	President and Chief Executive Officer; Class 2 Director
Paul McBarron	51	Executive Vice President—Finance, Chief Financial Officer, Chief Operating Officer and Secretary; Nominee for Class 3 Director
Dr. Nicholas Bacopoulos	63	Nominee for Class 3 Director
Sir John Banham	71	Class 1 Director
Dr. Christopher Henney	70	Vice Chairman; Nominee for Class 3 Director
Daniel K. Spiegelman	53	Class 1 Director
Dr. David U’Prichard	63	Chairman of the Board of Directors; Class 2 Director
Gregory T. Hradsky	51	Class 1 Director on behalf of our holders of Preferred Stock
Lloyd Sems	40	Class 2 Director on behalf of our holders of Preferred Stock

Continuing Class 1 Directors (Terms to Expire in 2013)

Sir John Banham. Sir John Banham is currently the Chairman of Sultan Scientific Limited, and senior non-executive director of Invesco Limited. He is past Director General of the Confederation of British Industry (CBI) and past Chairman of Johnson Matthey Plc, Whitbread plc, Geest plc, ECI Partners LLP, Tarmac plc and Kingfisher plc. His public sector appointments comprise first Controller of the Audit Commission and first Chairman of the Local Government Commission for England. He was formerly Honorary Treasurer of the United Kingdom’s Cancer Research Campaign prior to its merger with Imperial Cancer Research. He is a graduate of Cambridge University in Natural Sciences and has honorary degrees from a number of British universities.

Sir John Banham is qualified for service on our Board of Directors based on his professional experience and public service involvement in the business and scientific arenas in which our Company operates.

Gregory T. Hradsky.  Mr. Hradsky has served as a director of the Company and on behalf of holders of the 6% Convertible Exchangeable Preferred Stock (the “Preferred Stock”) since May 2011.  Mr. Hradsky has been an independent financial consultant since February 2006. He has served on the board of directors of Costar Technologies, Inc. since June 2008 where he is Chairman of the Audit Committee. Between May 2003 and February 2006, Mr. Hradsky was a Vice President of Avenue Capital Group, a global investment firm, where he managed a portfolio of distressed securities, post-reorganization equities and other investments. From 1999 until 2003, Mr. Hradsky was the founder and Managing Partner of Bellport Capital, an investment firm specializing in distressed securities. Prior to that, Mr. Hradsky was a Managing Director and Head of the Distressed Securities Group at UBS Securities LLC from 1993 until 1998. Mr. Hradsky joined UBS in 1991 as a research analyst focusing on distressed credits. Prior to UBS, Mr. Hradsky was a member of the Distressed Securities Group and the High Yield Research Department at the First Boston Corporation from 1988-1991. He began his career at T. Rowe Price Associates in 1983 and worked in the Fixed Income Department until 1986. Mr. Hradsky has a B.A. from Loyola College in Maryland and an M.B.A. from the Wharton School of the University of Pennsylvania.

Mr. Hradsky was nominated by a 10% or more holder of our Preferred Stock and elected by the holders of our Preferred Stock at our last annual meeting to fill a vacancy created on our Board of Directors by virtue of our failure to pay at least six quarterly dividends with respect to our Preferred Stock.

Daniel K. Spiegelman, M.B.A. Mr. Spiegelman had served as one of Xcyte’s directors since September 2004, and continued as a director of the Company. Mr. Spiegelman had served as the Senior Vice President and Chief Financial Officer of CV Therapeutics, Inc. since September 1999. From January 1998 to September 1999, Mr. Spiegelman served as the Vice President and Chief Financial Officer of CV Therapeutics, Inc. From 1991 until 1998, Mr. Spiegelman was employed by Genentech, Inc., a biotechnology company, holding various positions in the Treasury department, including the position of Treasurer from 1996 to 1998. Mr. Spiegelman also serves as a member of the board of directors of Affymax, Inc., Omeros Inc, Oncothyreon, Inc. and Anthera Pharmaceuticals Inc, publicly-traded biopharmaceuticals companies, as well as some private biotech companies. Mr. Spiegelman holds a B.A. in Economics from Stanford University and an M.B.A. from Stanford Graduate School of Business.

Mr. Spiegelman is qualified for service on our Board of Directors based on his extensive background in finance as well as his senior management experience with other biotechnology public companies. In addition, his current service on the board of directors of other public companies in the biopharmaceutical industry brings invaluable expertise to our Board of Directors.

Continuing Class 2 Directors (Terms to Expire in 2014)

Spiro Rombotis.  Mr. Rombotis joined Cyclacel in August 1997 and has over 29 years of experience with pharmaceutical and biotechnology companies. He was previously Vice President of International Operations and Business Development; Managing Director, Europe; and Director, Japanese joint venture, at The Liposome Company, Inc. He also served as Vice President of Pharmaceuticals for Central and Eastern Europe and as Director of International Marketing at Bristol-Myers Squibb Company. He was Head of European Marketing and Sales, Head of Corporate Development and one of the first employees of Centocor, Inc. and worked in Business Development at Novartis AG. He holds a B.A. from Williams College and an M.B.A. and Master’s degree in Hospital Management with honors, from the Kellogg Graduate School of Management, where he serves on the Kellogg Biotech Advisory Board.  He also serves on the Board of Trustees of BioNJ, the biotechnology industry trade group in New Jersey.

Mr. Rombotis is qualified for service on our Board of Directors due to his many years of experience in the pharmaceutical and biotechnology industries as well as his managerial expertise and leadership skills. As the Company’s Chief Executive Officer, Mr. Rombotis brings to the Board of Directors valuable knowledge of the Company’s business, operations, strategy and future development prospects.

Lloyd Sems.  Mr. Sems currently serves as President of Sems Capital, LLC and Capital Edge, LLC, both of which he founded in October 2003. He currently serves as a director of Selectica, Inc. (SLTC) since June 2, 2008 and also serves on the Board of Directors of Sport-Haley, Inc. (OTC Pink Sheets: SPOR), which he joined in April 2009.  Previously, Mr. Sems served as Director of Research and Portfolio Manager for Watchpoint Asset Management.  Mr. Sems holds a Bachelor of Science degree in Business Administration and Finance from Albright College.  Mr. Sems also served on the Board of Directors of EMAK Worldwide, Inc. from February 2010 to April 2010.

Mr. Sems was nominated by a 10% or more holder of our Preferred Stock and elected by the holders of our Preferred Stock at our last annual meeting to fill a vacancy created on our Board of Directors by virtue of our failure to pay at least six quarterly dividends with respect to our Preferred Stock.

David U’Prichard, Ph.D. Dr. U’Prichard joined the Board of Directors of Cyclacel in May 2004. He is currently President of Druid Consulting LLC, a pharmaceutical and biotechnology-consulting firm, providing customized services to life sciences clients in the United States and Europe, and a founding partner of Druid BioVentures LLP.  Dr. U’Prichard is also part-time Chief Scientific Officer of the operating company arm of The Harrington Discovery and Development Project (Cleveland, OH), a national initiative to accelerate new drug development inspired by physician-scientists. Previously, he was Chief Executive Officer of 3-Dimensional Pharmaceuticals, Inc. from 1999 to 2003. In addition, he held a variety of positions within the pharmaceutical and biotechnology industries, including, President and Chairman of Research and Development for SmithKline Beecham Pharmaceuticals; Executive Vice President and International Research Director, and a Member of the Board of Management of Zeneca Pharmaceuticals; General Manager, Research Department, ICI Pharmaceuticals, and Vice President Biomedical Research, ICI Pharmaceuticals; and Senior Vice President and Scientific Director for Nova Pharmaceutical Corporation. He is a director of Life Technologies, Inc., Iroko Pharmaceuticals, and Naurex Inc., and he served as a director of Alpharma, Inc., Guilford Pharmaceuticals Inc., Silence Therapeutics plc, Lynx Therapeutics, Inc. and non-executive Chairman of Oxagen Ltd. He was a Venture Partner with Red Abbey Venture Partners, private equity providers, from 2005-2010 Dr. U’Prichard was Chairman of the Pennsylvania Biotechnology Association in 2004-2005, and from 1992 to 1997, he was a member of the board of directors of the Biotechnology Industry Organization (BIO). He received a B.Sc. in Pharmacology from University of Glasgow in 1970 and a Ph.D. in Pharmacology from University of Kansas in 1975.

Dr. U’Prichard is qualified for service on our Board of Directors based on his significant senior level pharmaceutical industry experience and his extensive background in the consulting and financing realms of the pharmaceutical industry.

Nominees for Class 3 Directors (Terms to Expire in 2015)

Paul McBarron. Mr. McBarron joined Cyclacel in January 2002 and has over 24 years of experience with pharmaceutical and biotechnology companies.  He has served as a financial executive at Sterling Drug, Sanofi-Winthrop and SmithKline Beecham and, from 1996 to 2001, as a senior member of the finance team at Shire Pharmaceuticals plc, where he held the positions of Director of Corporate Finance and Group Financial Controller. He joined Shire when it was an emerging public company. He qualified as a chartered accountant with Ernst & Young and serves on the Life Sciences Industry Advisory Board for the Scottish Government.

Mr. McBarron is qualified for service on our Board of Directors based on his financial expertise and his extensive experience in the pharmaceutical industry. As the Company’s Chief Financial Officer and Chief Operating Officer, Mr. McBarron also provides the Board of Directors with unique insight into the Company’s financial and operations, as well as the Company’s strategy.

Nicholas Bacopoulos, Ph.D.  Dr. Bacopoulos joined the Board of Directors of Cyclacel in September 2008. He is currently the Chief Executive Officer of. Mersana Therapeutics, a private biotechnology company. Prior to that, Mr. Bacopoulos was a consultant to biotech and pharmaceutical companies. His previous leadership roles include Chief Executive Officer and President of Aton Pharma, Inc., where he led the development of Zolinza®, approved for the treatment of cutaneous T-cell lymphoma. Aton was subsequently acquired by Merck & Co., Inc. He was previously President and Head of Research and Development at OSI Pharmaceuticals, Inc. where he was involved with the global development of Tarceva®, approved for the treatment of non-small cell lung cancer and pancreatic cancer. Dr. Bacopoulos also worked for 17 years at Pfizer, where he held senior positions within Pfizer Central Research and Corporate Strategic Planning. He led the company’s Cancer and Neuroscience Research groups, which developed several marketed drugs, including Geodon® and Zoloft®, and produced a significant pipeline of oncology drug candidates, several of which are in clinical trials. Dr. Bacopoulos also serves on the board of directors of Mersana Therapeutics, Inc. and Medexis Biotech, S.A., both privately-held biotechnology companies. He received his B.A. degree from Cornell College and his Ph.D. from the University of Iowa. He completed additional coursework and obtained a postdoctoral fellowship at Yale University School of Medicine.

Dr. Bacopoulos is qualified for service on our Board of Directors based on his senior executive level experience in pharmaceutical companies, his educational background and his breadth of knowledge in the development of drugs for cancer, which enable Dr. Bacopoulos to contribute to the Company’s strategy and strategic initiatives.

Christopher S. Henney, Ph.D.  D.Sc. Dr. Henney had served as one of Xcyte’s directors since March 2005, and continued on as Vice Chairman of the Company. Previously, Dr. Henney co-founded three major publicly held U.S. biotechnology companies, Immunex, ICOS and Dendreon, and held a seat on the board of directors and executive positions at each company. From 1995 to January 2003, Dr. Henney was Chairman and Chief Executive Officer of Dendreon Corporation. Dr. Henney currently serves as the Chairman of Oncothyreon, Inc. and Anthera Pharmaceuticals, Inc. Dr. Henney received a Ph.D. in experimental pathology from the University of Birmingham and a D.Sc. from the same university for contributions to the field of immunology.

Dr. Henney is qualified for service on our Board of Directors based on his senior executive experience in biotechnology companies. Dr. Henney has extensive knowledge and educational background in the relevant industry and he provides the Board of Directors with valuable leadership skills.

Director Independence

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, our Board of Directors has determined that each of the following directors is an “independent director” as such term is defined by rules of The NASDAQ Stock Market, Inc., or NASDAQ:

•                  Nicholas Bacopoulos, Ph.D.

•                  Sir John Banham

•                  Christopher Henney, Ph.D., D.Sc.

•                  Daniel K. Spiegelman, M.B.A.

•                  David U’Prichard, Ph.D.

•                  Gregory T. Hradsky, M.B.A.

•                  Lloyd Sems

The Board of Directors has established three standing committees, (1) the Compensation and Organization Development Committee, (2) the Audit Committee, and (3) the Nominating and Corporate Governance Committee. The Board of Directors has also determined that each member of these committees meets the independence requirements applicable to each such committee as prescribed by NASDAQ and the SEC.

Committees of the Board of Directors and Meetings

Meeting Attendance. During the fiscal year ended December 31, 2011, there were seven meetings of our Board of Directors, and the various committees of the Board of Directors met a total of ten times. No director attended fewer than 80% of the total number of meetings of the Board of Directors and of committees of the Board of Directors on which he served during fiscal year 2011. All of our directors attended, in person, our annual meeting of stockholders held in 2011.

Audit Committee. Our Audit Committee met four times during fiscal 2011. The Audit Committee currently has four members, Daniel K. Spiegelman (Chairman), Sir John Banham, Dr. Christopher Henney and Gregory T. Hradsky. All members of the Audit Committee satisfy the current independence standards promulgated by the NASDAQ and SEC, as such standards apply specifically to members of audit committees. The Board of Directors has determined that Mr. Spiegelman is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K.

Our Audit Committee oversees and monitors the processes management has in place to maintain the reliability and integrity of our accounting policies and financial reporting processes, to ensure the adequacy of internal accounting, financial reporting and disclosure controls, and to comply with legal and regulatory requirements that may impact our financial reporting and disclosure obligations. The Audit Committee is also responsible for reviewing the qualifications, independence and performance of, and selecting or replacing, if necessary, our independent registered public accounting firm and approving all audit and non-audit services and fees related thereto. In addition, the Audit Committee is responsible for reviewing, in consultation with our management and independent registered public accounting firm, the scope and results of (1) reviews of our quarterly financial statements, (2) audits of our annual financial statements, and (3) audits of our system of internal control over financial reporting and management’s assessment of the effectiveness thereof. The Audit Committee may also perform other duties and responsibilities as the Audit Committee or the Board of Directors deems appropriate or necessary, including reviewing, evaluating and approving related-party or similar transactions or relationships. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

The Audit Committee maintains a written charter that outlines its responsibilities, which it reviews and reassesses periodically and recommends any changes to the Board of Directors for approval. A copy of the Audit Committee’s written charter is publicly available on our website at www.cyclacel.com.

Compensation and Organization Development Committee. Our Compensation and Organization Development Committee met three times during fiscal 2011. The Compensation and Organization Development Committee is composed entirely of directors who are not our current or former employees, all of whom qualify as independent under the definition promulgated by the NASDAQ and SEC. The Compensation and Organization Development Committee currently has three members: Dr. Christopher Henney (Chairman), Dr. Nicholas Bacopoulos and Dr. David U’Prichard. Generally, our Compensation and Organization Development Committee reviews, approves and makes recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. The Compensation and Organization Development Committee also develops and implements policies, principles and procedures for the selection and performance review of the Company’s executive officers (including our Chief Executive Officer), other officers, directors, employees, consultants, and advisors; interprets and administers our Amended and Restated 2006 Equity Incentive Plan.

A copy of the Compensation and Organization Development Committee’s written charter is publicly available on our website at www.cyclacel.com.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee met three times during fiscal 2011. The Nominating and Corporate Governance Committee has four members, Sir John Banham (Chairman), Lloyd Sems, Daniel K. Spiegelman and Dr. David U’Prichard, all of whom qualify as independent under the definition promulgated by the NASDAQ and SEC. The functions of the Nominating and Corporate Governance Committee include making recommendations to the full Board of Directors as to particular nominees for election or appointment to the Board of Directors; making recommendations to the full Board of Directors as to the membership, structure and operations of the committees of the Board of Directors; reviewing and assessing the adequacy of our corporate governance guidelines, principles and practices and recommending changes to the full Board of Directors for approval; monitoring compliance with our Corporate Code of Conduct and Ethics; and reviewing and maintaining oversight of matters relating to the independence, operation and effectiveness of the Board of Directors and committee members.

The Nominating and Corporate Governance Committee may consider candidates recommended by stockholders as well as from other sources, such as other directors or officers, third party search firms or other appropriate sources for all potential candidates. The Nominating and Corporate Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to nominate a candidate to be considered for election as a director at our 2013 annual meeting of stockholders, such a recommendation should be submitted in writing to the Nominating and Corporate Governance Committee, c/o Paul McBarron, Secretary, Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922. Any such written recommendation should include a minimum of the following: (a) all information relating to such person that would be required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or the Exchange Act (including such person’s consent to being named in the proxy statement as a nominee and to serving as a director, if elected); (b) the name(s) and address(es) of the stockholder(s) making the recommendation; and (c)(i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class and number of shares of the Company which are beneficially owned by such person and (iv) any other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors. Any such recommendation should be submitted in the time frame for stockholder proposals which are to be included in proxy materials for the annual meeting to be held in 2013 under the caption, “Stockholder Proposals and Nominations for Director” set forth elsewhere in this proxy statement.

We have no formal policy regarding board diversity. Our Nominating and Corporate Governance Committee and Board of Directors may therefore consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity, which is not only limited to race, gender or national origin. Our Nominating and Corporate Governance Committee and Board of Directors’ priority in selecting members is identification of persons who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members and professional and personal experiences and expertise relevant to our growth strategy.

A copy of the Nominating and Corporate Governance Committee’s written charter is publicly available on the Company’s website at www.cyclacel.com.

Board Leadership Structure

Dr. U’Prichard serves as the Chairman of our Board of Directors and Mr. Rombotis serves as our President and Chief Executive Officer. Dr. U’Prichard is an independent director under the definition promulgated by the NASDAQ and SEC and we believe that it is preferable for one of our independent directors to serve as Chairman of the Board of Directors. We also believe that this structure is the most effective structure for us and our stockholders at this time because a separate chairman (i) can provide the Chief Executive Officer with guidance and feedback on his performance, (ii) provides a more effective channel for the Board of Directors to express its views on management, and (iii) allows the Chairman to focus on stockholder interests and corporate governance while providing Mr. Rombotis with the ability to focus his attention on managing our day-to-day operations. As Dr. U’Prichard has significant senior level pharmaceutical industry experience, he is particularly well-suited to serve as Chairman.

We recognize that different board leadership structures may be appropriate for companies in different situations. We will continue to re-examine our corporate governance policies and leadership structures on an ongoing basis to ensure that they continue to meet the Company’s needs.

Role in Risk Oversight

Management is responsible for managing the risks that we face. The Board of Directors is responsible for overseeing management’s approach to risk management that is designed to support the achievement of organizational objectives, including strategic objectives and risks associated with our clinical trials, to improve long-term organizational performance and enhance stockholder value. The involvement of the full Board of Directors in reviewing our strategic objectives and plans, including with respect to our clinical trials, is a key part of the Board of Directors’ assessment of management’s approach and tolerance to risk. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. In setting our business strategy, our Board of Directors assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for us.

While the Board of Directors has ultimate oversight responsibility for overseeing management’s risk management process, various committees of the Board of Directors assist it in fulfilling that responsibility.

The Audit Committee assists the Board of Directors in its oversight of risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, the Nominating and Corporate Governance Committee reviews legal and regulatory compliance risks and the Compensation and Organization Development Committee assists the Board of Directors in its oversight of the evaluation and management of risks related to our compensation policies and practices.

Stockholder Communications to the Board of Directors

Generally, stockholders who have questions or concerns should contact our Investor Relations department at (908) 517-7330 or e-mail at ir@cyclacel.com. However, stockholders wishing to submit written communications directly to the Board of Directors should send their communications to our Secretary, Paul McBarron, Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922. All stockholder communications will be considered by the independent members of our Board of Directors.

Executive Officers

The following table sets forth certain information regarding our current executive officers who are not also members of our Board of Directors. All such executive officers are at-will employees.

Name	Age	Position
Dr. Judy Chiao	52	Vice President, Clinical Development and Regulatory Affairs
Robert Sosnowski	53	Vice President, Sales & Marketing

Judy Chiao, M.D.  Dr. Chiao joined Cyclacel in December 2004.  From September 2002 to December 2004, she was at Aton Pharma, Inc., a wholly owned subsidiary of Merck & Co. Inc., most recently as Vice President, Oncology Clinical Research and Development. Prior to Aton’s acquisition by Merck, she was responsible for leading the clinical development of Zolinza®, a histone deacetylase inhibitor, for hematologic and solid tumor indications. From July 2000 to December 2001, Dr. Chiao was a Senior Medical Reviewer, Division of Oncology Drug Products, Center for Drug Evaluation and Research, U.S. Food and Drug Administration, where she was the agency’s primary reviewer for a range of oncology drugs and regulatory subjects. She also presented the FDA’s views in several New Drug Application reviews at Oncology Drug Advisory Committees. Dr. Chiao earned her Bachelor of Science in Chemistry (summa cum laude) at Columbia University, New York, and received her medical degree from Harvard Medical School. Her internship and residency in internal medicine was carried out at Columbia-Presbyterian Medical Center, New York and she held a Research Fellowship in Molecular Pharmacology at Sloan Kettering Institute for Cancer Research and a Clinical Fellowship in Hematology/Oncology at Memorial Sloan Kettering Cancer Center both in New York City. She has also been a member of a number of FDA-related working groups and has also been a Core Member of the Pharsight-FDA Cooperative Research and Development Agreement (CRADA) on clinical trial simulation and population pharmacokinetic analysis software for drug development.

Robert Sosnowski.  Mr. Sosnowski joined Cyclacel in April 2008 and has more than 29 years experience in sales and marketing roles at several pharmaceutical and major biotechnology companies. Prior to joining Cyclacel, Mr. Sosnowski was President, Chief Executive Officer and Co-Founder, Dexgen Pharmaceuticals, Inc., a specialty pharmaceutical company, and Vice President, Sales and Marketing, Algos Pharmaceutical Corporation. In addition, he has held senior sales and marketing roles with Genentech, Inc., Centocor, Inc., The Liposome Company, Inc., Amgen, Inc. and The Upjohn Company. Mr. Sosnowski earned his Bachelor of Science degree in 1980 from the University of Connecticut.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows the compensation paid or accrued during the last two fiscal years ended December 31, 2010 and 2011 to (1) our President and Chief Executive Officer, (2) our Executive Vice President, Finance, Chief Financial Officer and Chief Operating Officer, and (3) our next most highly compensated executive officer, other than our President and Chief Executive Officer and our Executive Vice President, Finance, Chief Financial Officer and Chief Operating Officer, who earned more than $100,000 during the year ended December 31, 2011.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Spiro Rombotis	2011	490,383	100,000	62,250	—	33,131	685,764
President and Chief Executive Officer	2010	476,100	59,500	—	92,250	32,506	660,356
Paul McBarron(5)	2011	298,175	38,633	62,250	—	16,209	415,267
Executive Vice President, Finance, Chief Operating Officer, Chief Financial Officer, and Secretary	2010	289,768	36,350	—	92,250	17,732	436,100
Judy Chiao, MD	2011	321,947	42,000	49,800	—	20,766	434,513
Vice President, Clinical Development and Regulatory Affairs	2010	312,570	75,000	—	76,875	19,624	484,069

(1)                                 Bonuses earned in 2009 were paid during fiscal year 2010. Bonuses earned in 2010 were paid during fiscal year 2010 and were not accrued in the Company’s Financial Statements.  Bonuses earned in 2011 were paid in fiscal year 2012 and were accrued in the Company’s Financial Statements.

(2)                                 This column represents the dollar amount recognized for financial statement reporting purposes for the fair value of stock awards. The fair value, a non-cash expense, was estimated using the Black-Scholes option-pricing method in accordance with ASC Topic 718. See Note 11 to our Financial Statements reported in our Form 10-K for our fiscal year ended December 31, 2010 and Note 11 to our Financial Statements reported in our Form 10-K for our fiscal year ended December 31, 2011 for details as to the assumptions used to determine the fair value of the stock awards and stock options. See also our discussion of stock-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates.”

(3)                                 These amounts represent the aggregate grant date fair value for option awards for fiscal years 2010 and 2011, respectively, computed in accordance with FASB ASC Topic 718. The grant date fair value of performance awards is determined based on the probable outcome of such performance conditions as of the grant date. A discussion of the assumptions used in determining grant date fair value may be found in Note 11 to our Financial Statements, included in our Annual Report on Form 10-K for the year ended December 31, 2011.

(4)                                 Consists of the following for all executive officers: Payments for private medical and health insurance, life insurance and permanent health insurance; matching contributions made under the Company’s UK Group Personal Pension Plan and the U.S. 401(k) Plan.

(5)                                 Mr. McBarron’s compensation was translated from British pound sterling to the U.S. dollar using the exchange rate of $1.54679 as of December 31, 2010 and $1.5453 as of December 31, 2011.

Narrative Disclosure to Summary Compensation Table

The Compensation and Organization Development Committee of our Board of Directors makes decisions regarding the compensation of our President and Chief Executive Officer. The Compensation and Organization Development Committee is composed entirely of independent directors and meets in executive session to discuss and formulate its recommendation for the Chief Executive Officer’s base salary and bonus. The Compensation and Organization Development Committee does not rely solely on any predetermined formula or a limited set of criteria in evaluating the Chief Executive Officer’s performance for the year. The evaluation is based on the Chief Executive Officer’s success in achieving his performance goals, which include financial, strategic and leadership objectives. The Chief Executive Officer also provides the Compensation and Organization Development Committee with a self review of his performance as part of the Company’s review process.

The Compensation and Organization Development Committee also approves the annual compensation (including base salary, bonus, and stock-based compensation) for our other named executive officers based on:

•                  the executive’s scope of responsibilities;

•                  an informed market assessment of competitive practices for similar roles within peer group companies;

•                  evaluations of performance for the year, as assessed by the Chief Executive Officer, supported by the Company’s performance review process and the executive’s self assessment; and

•                  recommendations by our Chief Executive Officer for each named executive officer with respect to base salary, cash bonus, and stock-based compensation.

The Compensation and Organization Development Committee is authorized to engage and retain independent third party compensation and legal advisors to obtain advice and assistance on all matters related to executive compensation and benefit plans, and the Committee does intend to engage periodically an external consultant to provide independent verification of market position and ensure the appropriateness of executive compensation.  The last time that the Compensation and Organization Development Committee engaged an external consultant was in 2008, when a representative of Radford Surveys and Consulting, a business unit of AON, was selected and engaged to be the independent compensation consultant to the Committee to assess our 2007 and 2008 executive compensation program. Using this extensive analysis, the Compensation and Organization Development Committee acted on the recommendations made to determine executive compensation and implement our compensation program structures for subsequent years.  Although no external compensation consultant was engaged during 2010 or 2011, the Compensation and Organization Development Committee did consult independent external compensation survey data as part of the decision making process relating to such periods.

On December 10, 2010, our Board of Directors, at the recommendation of the Compensation and Organization Development Committee, made stock option grants under our Amended and Restated 2006 Equity Incentive Plan, or the 2006 Plan, to our executive officers at an exercise price of $1.59 per share, which options vest ratably on a monthly basis over 48 months and are exercisable until December 10, 2020.  On December 6, 2011, our Board of Directors, at the recommendation of the Compensation and Organization Development Committee, granted restricted stock units under the 2006 Plan to our executive officers, which restricted stock units cliff-vest on December 6, 2014.

During 2010, the Company granted 607,300 stock options to employees and directors of the Company with a weighted value exercise price of $1.82 per share. During 2011, the Company granted 199,500 stock options to employees and directors of the Company with a weighted value exercise price of $1.52 per share, as well as 238,000 restricted stock units.

We currently have employment agreements with two of our named executive officers, Spiro Rombotis, our President and Chief Executive Officer, and Paul McBarron, our Executive Vice President—Finance, Chief Financial Officer, Chief Operating Officer and Secretary.

On March 20, 2008, we entered into a three-year employment agreement with Mr. Spiro Rombotis, effective January 1, 2008, which agreement was renewed on substantially the same terms, effective January 1, 2011, for an additional three years. This agreement provides for an initial annual base salary of $490,383, which salary may be increased in the future. Mr. Rombotis’ annual base salary was $476,100 and $490,383, respectively, for 2010 and 2011. Mr. Rombotis is also eligible for a yearly incentive cash bonus, based on a percentage of his then current base salary, if he meets certain corporate and individual performance criteria set by the Compensation and Organization Development Committee at the beginning of each year of employment, subject to the approval of our Board of Directors. The agreement had been amended effective December 31, 2008, to make certain payments to be made under the agreement compliant with Section 409A of the Internal Revenue Code of 1986, as amended, and similar regulations.

On March 31, 2008, we entered into a three-year employment agreement with Mr. Paul McBarron effective January 1, 2008, which agreement was renewed on substantially the same terms, effective January 1, 2011, for an additional three years. This agreement provides for an initial annual base salary of £192,955, which salary may be increased in the future. Mr. McBarron’s base salary was £187,278 and £192,955 for 2010 and 2011, respectively. Mr. McBarron is also eligible for a yearly incentive cash bonus, based on a percentage of his then current base salary, if he meets certain corporate and individual performance criteria set by the Compensation and Organization Development Committee at the beginning of each year of employment, subject to the approval of our Board of Directors.

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock or unvested stock units outstanding on the last day of the fiscal year ended December 31, 2011, including non-performance based awards, to each of the executive officers named in the Summary Compensation Table. The Company does not have any unearned equity incentive awards.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options # Exercisable	Number of Securities Underlying Unexercised Options # Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested #		Market Value of Shares or Units of Stock That Have Not Vested #
Spiro Rombotis	97,834	0	(2)	$6.40	6/13/2016
	160,000	0	(3)	$6.95	12/20/2016
	200,000	0	(4)	$5.53	12/06/2017
	18,755	56,245	(5)	$1.59	12/10/2020
						11,450	(6)	6,756
						75,000	(7)	44,250
Paul McBarron	63,680	0	(8)	$6.95	6/13/2016
	100,000	0	(9)	$6.95	12/20/2016
	100,000	0	(10)	$5.53	12/06/2017
	150,000	0	(11)	$0.44	11/18/2018
	18,755	56,245	(12)	$1.59	12/10/2020
						18,755	(13)	6,756
						75,000	(14)	44,250
Judy Chiao	48,967	0	(15)	$6.40	6/13/2016
	80,000	0	(16)	$6.95	12/20/2016
	100,000	0	(17)	$5.53	12/06/2017
	75,000	0	(18)	$0.44	11/18/2018
	15,626	46,874	(19)	$1.59	12/10/2020
						5,725	(20)	3,378
						60,000	(21)	35,500

(1)                                 The market value of the shares is determined by multiplying the number of shares by $0.59, the closing price of our common stock on the NASDAQ Global Market on December 31, 2011, the last day of our fiscal year.

(2)                                 These options were granted on June 14, 2006, two-thirds (2/3) of which vested immediately, and the balance of which vested ratably on a monthly basis over the following 12 months.

(3)                                 These options were granted on December 21, 2006, and are exercisable over a four-year period with one-fourth (1/4) of the options granted vesting on December 21, 2007, the first anniversary of the grant date, and the balance of the options granted vesting ratably on a monthly basis over the following 36 months.

(4)                                 These options were granted on December 6, 2007, and are exercisable over a four-year period with one-fourth (1/4) of the options granted vesting on December 6, 2008, the first anniversary of the grant date, and the balance of the options granted vesting ratably on a monthly basis over the following 36 months.

(5)                                 These options were granted on December 10, 2010, and vest over a four-year period, such options vesting ratably on a monthly basis over 48 months.

(6)                                 These shares of common stock represent restricted stock and are subject to forfeiture; the restrictions shall lapse over a four-year period, as follows: the restrictions with respect to one-fourth (1/4) of the restricted stock granted shall lapse on November 18, 2009, the first anniversary of the grant date, and the restrictions with respect to the balance of the restricted stock granted shall lapse ratably on a monthly basis over the following 36 months.

(7)                                 These shares of common stock represent restricted stock units, which were granted on December 6, 2011, and are subject to forfeiture; the restrictions will lapse on the third anniversary of the date of grant.

(8)                                 These options were granted on June 13, 2006, two-thirds (2/3) of which vested immediately, and the balance of which vested ratably on a monthly basis over the following 12 months.

(9)                                 These options were granted on December 21, 2006, and are exercisable over a four-year period with one-fourth (1/4) of the options granted vesting on December 21, 2007, the first anniversary of the grant date, and the balance of the options granted vesting ratably on a monthly basis over the following 36 months.

(10)                          These options were granted on December 6, 2007, and are exercisable over a four-year period with one-fourth (1/4) of the options granted vesting on December 6, 2008, the first anniversary of the grant date, and the balance of the options granted vesting ratably on a monthly basis over the following 36 months.

(11)                          These options were granted on November 18, 2008, and vest over a three-year period, with one-third (1/3) of the options granted vesting on November 18, 2009, the first anniversary of the grant date, and the balance of the options granted vesting ratably on a monthly basis over the following 24 months.

(12)                          These options were granted on December 10, 2010, and vest over a four-year period, such options vesting ratably on a monthly basis over 48 months.

(13)                          These shares of common stock represent restricted stock and are subject to forfeiture; the restrictions shall lapse over a four-year period, as follows: the restrictions with respect to one-fourth (1/4) of the restricted stock granted shall lapse on November 18, 2009, the first anniversary of the grant date, and the restrictions with respect to the balance of the restricted stock granted shall lapse ratably on a monthly basis over the following 36 months.

(14)                          These shares of common stock represent restricted stock units, which were granted on December 6, 2011, and are subject to forfeiture; the restrictions will lapse on the third anniversary of the date of grant.

(15)                          These options were granted on June 13, 2006, two-thirds (2/3) of which vested immediately, and the balance of which vested ratably on a monthly basis over the following 12 months.

(16)                          These options were granted on December 21, 2006, and are exercisable over a four-year period with one-fourth (1/4) of the options granted vesting on December 21, 2007, the first anniversary of the grant date, and the balance of the options granted vesting ratably on a monthly basis over the following 36 months.

(17)                          These options were granted on December 6, 2007, and are exercisable over a four-year period with one-fourth (1/4) of the options granted vesting on December 6, 2008, the first anniversary of the grant date, and the balance of the options granted vesting ratably on a monthly basis over the following 36 months.

(18)                          These options were granted on November 18, 2008, and vest over a three-year period, with one-third (1/3) of the options granted vesting on November 18, 2009, the first anniversary of the grant date, and the balance of the options granted vesting ratably on a monthly basis over the following 24 months.

(19)                          These options were granted on December 10, 2010, and vest over a four-year period, such options vesting ratably on a monthly basis over 48 months.

(20)                          The restricted stock units were granted on November 18, 2008, and vest over a four-year period, with one-fourth (1/4) of the restricted stock units granted vesting on November 18, 2009, the first anniversary of the grant date, and the balance of the restricted stock units granted vesting ratably on a monthly basis over the following 36 months.

(21)                          These shares of common stock represent restricted stock units, which were granted on December 6, 2011, and are subject to forfeiture; the restrictions will lapse on the third anniversary of the date of grant.

Nonqualified Deferred Compensation

We do not have any non-qualified deferred compensation plans.

Potential Payments Upon Termination or Change-in-Control

We have entered into agreements that require us to make payments and/or provide benefits to certain of our executive officers in the event of a termination of employment or change-in-control. Our Amended and Restated 2006 Equity Incentive Plan already provides for payments to named executive officers in connection with a termination or a change-in-control of the Company.

The following summarizes the potential payments to each named executive officer for which we have entered into such an agreement, assuming that one of the events identified below occurs. The discussion assumes that the event occurred on December 31, 2011, the last business day of our fiscal year, at which time the closing price of our common stock as listed on the NASDAQ Global Market was $0.59 per share.

Spiro Rombotis, President and Chief Executive Officer

On March 20, 2008, we entered into a three-year employment agreement with Mr. Spiro Rombotis, effective January 1, 2008, which agreement was renewed on substantially the same terms, effective January 1, 2011, for an additional three years. Mr. Rombotis’ current base salary is $490,383, which may be increased in the future in accordance with the terms of the agreement. Mr. Rombotis is also eligible for a yearly incentive cash bonus, based on a percentage of his then current base salary, if he meets certain corporate and individual performance criteria set by the Compensation and Organization Development Committee at the beginning of each year of employment, subject to the approval of our Board of Directors. The agreement also provides for reimbursement of reasonable and necessary expenses incurred by Mr. Rombotis in connection with the performance of his services. In addition, Mr. Rombotis is entitled to certain employment benefits.

The agreement also provides for certain severance arrangements for Mr. Rombotis. In the event that Mr. Rombotis’ employment is terminated “without cause,” other than termination for a “change of control” (each as defined in the Agreement), we will be required to pay Mr. Rombotis (i) all accrued but unpaid compensation up to the time of such termination; (ii) for a period of twelve months following such termination, severance payments in the form of continuation of his base salary as in effect immediately prior to such termination (the “Severance Payments”), including coverage of his medical care and life insurance pursuant to COBRA, on the same terms as applicable to other executive employees, unless Mr. Rombotis obtains substitute coverage; and (iii) a period of six months in which to exercise all vested options held by Mr. Rombotis. In the event that Mr. Rombotis’ employment is terminated within six months following a “change in control” event, Mr. Rombotis will be entitled to (i) all accrued but unpaid compensation up to the time of such termination; (ii) Severance Payments for a period of 24 months; (iii) out-of-pocket expenses reasonably incurred by Mr. Rombotis in connection with his and his family’s relocation to London; and (iv) 18 months’ accelerated vesting of any options held by him. In the event of termination due to his death or disability, we will pay Mr. Rombotis (or his estate, as the case may be) (i) all accrued but unpaid compensation up to the time of such termination; (ii) Severance Payments for a period of twelve months; and (iii) he will be entitled to a period of twelve months in which all of his vested options can be exercised.

In addition, Mr. Rombotis also agreed to certain confidentiality and assignment of inventions obligations and will be subject to certain non-competition obligations for a period of one year following termination of his employment.

Mr. Rombotis’ employment agreement was amended effective December 31, 2008, to make certain payments to be made under the agreement compliant with Section 409A of the Internal Revenue Code of 1986, as amended, and then amended again effective January 1, 2011 to extend its term for an additional three years.

Paul McBarron, Executive Vice President—Finance, Chief Financial Officer, Chief Operating Officer and Secretary

On March 31, 2008, we entered into a three-year employment agreement with Mr. Paul McBarron effective January 1, 2008, which agreement was renewed on substantially similar terms, effective January 1, 2011, for an additional three years. Mr. McBarron’s current base salary is £192,955, which may be increased in the future in accordance with the terms of his agreement. Mr. McBarron is also eligible for a yearly incentive cash bonus, based on a percentage of his then current base salary, if he meets certain corporate and individual performance criteria set by the Compensation and Organization Development Committee at the beginning of each year of employment, subject to the approval of our Board of Directors. The agreement also provides for reimbursement of reasonable and necessary expenses incurred by Mr. McBarron in connection with the performance of his services. In addition, Mr. McBarron is entitled to certain employment benefits.

The agreement also provides for certain severance arrangements for Mr. McBarron. In the event that Mr. McBarron’s employment is terminated “without cause,” other than termination for a “change of control” (each as defined in the Agreement), we will be required to pay Mr. McBarron (i) all accrued but unpaid compensation up to the time of such termination; (ii) Severance Payments for a period of twelve months following such termination; and (iii) a period of six months in which to exercise all vested options held by Mr. McBarron. In the event that Mr. McBarron’s employment is terminated within six months following a “change in control” event, Mr. McBarron will be entitled (i) all accrued but unpaid compensation up to the time of such termination; (ii) Severance Payments for a period of 12 months; and (iii) 18 months’ accelerated vesting of any options held by him and, in the event of termination due to his death or disability, we will pay Mr. McBarron (or his estate, as the case may be) (i) all accrued but unpaid compensation up to the time of such termination; (ii) Severance Payments for a period of twelve months; and (iii) he will be entitled to a period of twelve months in which all of his vested options can be exercised.

In addition, Mr. McBarron also agreed to certain confidentiality and assignment of inventions obligations and will be subject to certain non-competition obligations for a period of one year following termination of his employment.

Dr. Judy Chiao, Vice President, Clinical Development and Regulatory Affairs

On December 10, 2010, we entered into a Change in Control Agreement, or the CIC Agreement, with Dr. Chiao.

In the event of a Change in Control (as defined below) of the Company, and Dr. Chiao’s employment with the continuing or surviving company, or the Controlling Company, is terminated (including if Dr. Chiao voluntarily terminates her employment for Good Reason, as defined below) at any time within six months following the effective date of a Change in Control, unless such termination is For Cause, death, disability or Dr. Chiao voluntarily leaves without Good Reason (as each such term is defined below), Dr. Chiao will be entitled to receive the following benefits from the Controlling Company in lieu of any further salary and bonus payments to Dr. Chiao for certain periods subsequent to the date of termination in consideration for Dr. Chiao’s execution and delivery of a general release in favor of the Controlling Company:  (i) payment by the Controlling Company of a lump sum severance payment equal to Dr. Chiao’s annual salary for a period of twelve months from the date of termination; (ii) payment by the Controlling Company of all unpaid, accrued vacation through the date of termination; (iii) all options to purchase shares of the Company’s Common Stock held by Dr. Chiao shall be vested and exercisable for twelve months following the effective date of the Change in Control; and (iv) the Controlling Company shall arrange coverage for Dr. Chiao and her dependents, as the case may be, under medical care and life insurance benefit plans substantially similar to those which Dr. Chiao and her dependents were entitled immediately prior to the effective date of the Change in Control for a period of up to twelve months after the effective date of the Change in Control, subject to certain exceptions as set forth in more detail in the CIC Agreement.

Under the terms of the CIC Agreement, a “Change in Control” shall be deemed to have taken place in the event of: (i) any consolidation or merger of the Company is consummated in which Company is not the continuing or surviving corporation or pursuant to any transaction in which shares of the Company’s capital stock are converted into cash, securities or other property, or any sale, lease, exchange or other transfer in one transaction or a series of transactions contemplated or arranged by any party as a single plan of all or substantially all of the assets of the Company, or the approval of a plan of complete liquidation or dissolution of the Company adopted by the stockholders of the Company; (ii) any person (as such term is used in Sections 13(d )  and 14(d)(2) of the Exchange Act, shall, after the date of the CIC Agreement, become the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the voting power of all then outstanding securities of the Company having the right under ordinary circumstances to vote in an election of the board of directors; or (iii) individuals who, at the date of the CIC Agreement, constitute the entire Board and any new directors whose election by the Board, or whose nomination for election by the Company’s stockholders, shall have been approved by a vote of at least a majority of the directors then in office who either were directors as of such date or whose election or nomination for election shall have been so approved shall cease for any reason to constitute a majority of the members of the Board.

Dr. Chiao’s employment shall have been terminated “For Cause” if the Controlling Company shall have terminated Dr. Chiao as a result of: (A) improper conduct, consisting of any willful act or omission with the intent of obtaining, to the material detriment of the Controlling Company, any benefit to which Dr. Chiao would not otherwise be entitled; (B) gross negligence, consisting of wanton and reckless acts or omissions in the performance of Dr. Chiao’s duties to the material detriment of the Controlling Company; (C) addiction to drugs or chronic alcoholism; or (D) any conviction of, or plea of nolo contendere to, a crime (other than a traffic violation) under the laws of the United States or any political subdivision thereof, subject to certain requirements, as set forth in more detail in the CIC Agreement.

Dr. Chiao shall be deemed to have terminated her employment for “Good Reason” if the Controlling Company (A) materially reduces Dr. Chiao’s duties, responsibilities or authority commensurate with his or her position immediately prior to the effective date of the Change in Control; (B) reduces Dr. Chiao’s base salary in effect immediately prior to the effective date of the Change of Control; (C) requires Dr. Chiao to relocate to another office more than 50 miles of her office location immediately prior to the effective date of the Change of Control, subject to certain exceptions, as more fully set forth in detail in the CIC Agreement; or (D) fails to offer Dr. Chiao all material benefits offered to all other employees of the Controlling Company, and the Controlling Company fails to correct or cure the acts giving rise to the termination of Dr. Chiao’s employment for “Good Reason,” after receipt of Dr. Chiao’s notice of such acts.

Potential payments to each named executive officer under our Amended and Restated 2006 Equity Incentive Plan in connection with a termination or a change-in-control of the Company

The following summarizes the potential payments to each named executive officer under our Amended and Restated 2006 Equity Incentive Plan, or the 2006 Plan, in connection with a termination or a change-in-control of the Company.

Termination

Termination For Cause - If an award recipient’s service relationship with the Company terminates for “cause” (as defined the 2006 Plan), then any unexercised award shall terminate immediately upon his or her termination of service.

Termination Without Cause - If an award recipient’s service relationship with the Company terminates for any reason other than for “cause” (excluding death or disability), then the recipient generally may exercise the award, to the extent vested, within 30 days of such termination to the extent that the award is vested on the date of termination (but in no event later than the expiration of the term of the award as set forth in the award agreement). If the recipient dies within three months following such a termination, the award generally may be exercised, to the extent vested, within 180 days’ of the recipient’s death.

Death - If an award recipient’s service relationship with the Company terminates due to his or her death, the award recipient’s personal representative, estate, or the person who acquires the right to exercise the award by bequest or inheritance, as the case may be, generally may exercise the award, to the extent the award was vested on the date of termination, within one year from the date of the recipient’s death.

Disability - If an award recipient’s service relationship with the Company terminates due to his or her disability, the recipient, the recipient’s personal representative, estate, or the person who acquires the right to exercise the award by bequest or inheritance, as the case may be, generally may exercise the award, to the extent the award was vested on the date of termination, within one year from the date of the recipient’s termination, or if the recipient dies during such one-year period, within the later of one year from the date of the recipient’s termination and 180 days from the recipient’s death. In no event may an award be exercised later than the expiration of the term of the award as set forth in the award agreement.

Change in Control

Pursuant to the terms of the 2006 Plan, in the event of a change in control (as defined in the 2006 Plan), all outstanding options, SARs and other awards granted under the 2006 Plan will be either:

•                  assumed by the successor corporation or a parent or subsidiary of the successor corporation; or

•                  substituted with an equivalent award by the successor corporation or a parent or subsidiary of the successor corporation.

However, in the event that the successor corporation refuses to assume or substitute an award:

•                  awards consisting of options, SARs and rights to purchase restricted stock will become fully vested and immediately exercisable, including awards that would not otherwise have become vested or exercisable; and

•                  all other awards will become fully earned and eligible to receive a payout.

For the purposes of the 2006 Plan, a participant’s award will be considered assumed if, following the change in control, the assumed award confers, for each share of the Company’s Common Stock subject to the award immediately prior to the change in control, the right to receive the consideration (whether stock, cash, or other securities or property) received in the change in control for each share of Common Stock held on the effective date of the transaction; provided, however, that if the consideration received in the change of control is not solely common stock of the successor corporation or its parent, the committee administering the plan may, with the consent of the successor corporation, provide for the consideration per share to be received upon the exercise of the award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of the Company’s Common Stock in the change of control.

Under the 2006 Plan, a change of control is the occurrence of one of the following events:

•                  a person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a group (or any “person” within the meaning of Sections 13(d)(3) and 14(d) of the Exchange Act), other than the Company, a Subsidiary, or an employee benefit plan (or related trust) of the Company or a Subsidiary, become(s) the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of 30% or more of the then-outstanding voting stock of the Company;

•                  during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors (together with any new director whose election by the Board of Directors or whose nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office;

•                  all or substantially all of the business of the Company is disposed of pursuant to a merger, consolidation or other transaction in which the Company is not the surviving corporation or the Company combines with another Company and is the surviving corporation (unless the stockholders of the Company immediately following such merger, consolidation, combination, or other transaction beneficially own, directly or indirectly, more than 50% of the aggregate voting stock or other ownership interests of (x) the entity or entities, if any, that succeed to the business of the Company or (y) the combined company);

•                  the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which the Board of Directors in office immediately prior to such transaction or event constitutes less than a majority of the Board of Directors thereafter; or

•                  the stockholders of the Company approve a sale of all or substantially all of the assets of the Company or a liquidation or dissolution of the Company.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2011 to each of our non-employee directors:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)		Total ($)
David U’Prichard, Ph.D.	81,250	58,237	(2)	139,487
Sir John Banham	42,500	29,119	(3)	71,619
Nicholas Bacopoulos, Ph.D.	40,750	29,119	(4)	69,869
Christopher S. Henney, Ph.D., D.Sc.	64,000	58,237	(5)	122,237
Gregory T. Hradsky	27,074	0		27,075
Lloyd Sems	27,074	0		27,075
Daniel K. Spiegelman	52,750	40,766	(6)	93,516

(1)                                 These amounts represent the grant date fair value of stock awards granted to each director in 2011 computed in accordance with FASB ASC Topic 718. The grant date fair value of performance awards is determined based on the probable outcome of such performance conditions as of the grant date. A discussion of the assumptions used in determining grant date fair value may be found in Note 11 to our Financial Statements, included in our Annual Report on Form 10-K for the year ended 2011, as amended.

(2)                                 Fair value of the options granted on May 24, 2011 was $1.16 per share.  300,000 options remain outstanding as of December 31, 2011.

(3)                                 Fair value of the options granted on May 24, 2011 was $1.16 per share. 50,000 options remain outstanding as of December 31, 2011.

(4)                                 Fair value of the options granted on May 24, 2011 was $1.16 per share.  100,000 options remain outstanding as of December 31, 2011.

(5)                                 Fair value of the options granted on May 24, 2011 was $1.16 per share. 321,000 options remain outstanding as of December 31, 2011.

(6)                                 Fair value of the options granted on May 24, 2011 was $1.16 per share.  191,500 options remain outstanding as of December 31, 2011.

Director Compensation Program

Under the terms of our Director Compensation Program, the non-employee members of our Board of Directors are paid a fixed annual fee, payable on a quarterly basis, in arrears, on the first day of each quarter, as follows:

Chairman of the Board	$85,000
Vice Chairman of the Board	$65,000
Chairman - Audit Committee	$55,000
Other Non-Management Board Members	$45,000

In addition, the non-employee members of our Board of Directors are entitled to receive stock options on an annual basis on the date of the Company’s annual meeting as follows:

Chairman and Vice Chairman	50,000
Chairman of the Audit Committee	35,000
Other Board Members	25,000

The non-employee directors are also reimbursed for customary business expenses in connection with attending Board of Directors and committee meetings.

Equity Compensation Plan Information

The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2011:

	(a)	(b)	(c)
Plan Category	No. of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Total equity compensation plans approved by security holders (1)	3,782,366	$3.52	1,093,447
Equity compensation plans not approved by security holders	—	—	—

(1)                                 Consists of our Amended and Restated 2006 Equity Incentive Plan, or the 2006 Plan. The 2006 Plan provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units and performance units. The number of shares available for issuance, as of March 30, 2012, under the 2006 Plan is 1,093,447.

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of NASDAQ Global Market, has furnished the following report:

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The Audit Committee’s role and responsibilities are set forth in our charter adopted by the Board of Directors. The Audit Committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval.

In fiscal 2011, the Audit Committee met with management to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the Company’s independent registered public accounting firm and with appropriate Company financial personnel.

The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, retention, and oversight of the work of Ernst & Young LLP (US), or E&Y US.

The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2011 with management and E&Y US, our independent registered public accounting firm.

The Audit Committee discussed with E&Y US the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, relating to the conduct of the audit.

The Audit Committee received written disclosures and the letter from E&Y US regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding E&Y US’s communications with the Audit Committee and the Audit Committee further discussed with E&Y US their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

Based on the Audit Committee’s review of the audited consolidated financial statements and discussions with management and E&Y US, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for filing with the SEC.

Members of the Audit Committee

Daniel K. Spiegelman (Chairman)
Sir John Banham
Dr. Christopher Henney
Gregory T. Hradsky

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based on our review of the copies of these reports received by us, or written representations from the reporting persons that no other reports were required, we believe that, during fiscal year 2011, all reports to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis, except that one Form 4 was not timely filed by Austin W. Marxe and David M. Greenhouse.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Our Audit Committee reviews and approves in advance all related-party transactions. There have been no transactions during our last two fiscal years with our directors and officers and beneficial owners of more than 5% of our voting securities and their affiliates.

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS

PROPOSAL 1:   ELECTION OF CLASS 3 DIRECTORS

Background

Under our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, as amended, the number of directors is fixed from time to time by the Board of Directors.  We have a staggered Board of Directors comprised of three classes, and each director serves until the annual meeting in which his term expires. Paul McBarron, Dr. Nicholas Bacopoulos and Dr. Christopher Henney are Class 3 directors, the term of which class expires at the 2012 annual meeting, and, if elected, would serve until our 2015 annual meeting.

The Board of Directors has voted to nominate Paul McBarron, Dr. Nicholas Bacopoulos and Dr. Christopher Henney for re-election at the 2012 annual meeting to serve as Class 3 directors until the 2015 annual meeting of stockholders and until their respective successors have been elected and qualified.

Unless authority to vote for either of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Paul McBarron, Dr. Nicholas Bacopoulos and Dr. Christopher Henney. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.

Unless authority to vote for either of the nominees named above is withheld, the shares of Common Stock represented by the enclosed proxy will be voted FOR the election as directors of Paul McBarron, Dr. Nicholas Bacopoulos and Dr. Christopher Henney.

Required Vote

A plurality of the votes cast at the annual meeting by the holders of our Common Stock is required to elect each nominee as a director.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION BY HOLDERS OF COMMON STOCK OF PAUL MCBARRON, DR. NICHOLAS BACOPOULOS AND DR. CHRISTOPHER HENNEY AS CLASS 3 DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.

PROPOSAL 2:
REVERSE STOCK SPLIT OF OUR COMMON STOCK

General

At our annual meeting, holders of our Common Stock are being asked to approve the proposal that Article Fourth of our Certificate of Incorporation be amended to effect a Reverse Stock Split of the issued and outstanding shares of Common Stock (such split to combine a number of outstanding shares of our Common Stock up to (10), such number consisting of only whole shares, into one (1) share of Common Stock) (the “Reverse Stock Split”). The full text of the proposed amendment to our Certificate of Incorporation, by way of an Amended and Restated Certificate of Incorporation, is attached to this proxy statement as Appendix A. If approved by our stockholders, the Reverse Stock Split would become effective at a time, and at a ratio, to be designated by the Board of Directors. The Board of Directors may effect only one Reverse Stock Split as a result of this authorization. The Board’s decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, existing and expected trading prices for our Common Stock and the continued listing requirements of the NASDAQ Global Market or the NASDAQ Capital Market. Even if the stockholders approve the Reverse Stock Split, Cyclacel reserves the right not to effect the Reverse Stock Split if the Board does not deem it to be in the best interests of Cyclacel and its stockholders. The Reverse Stock Split, if authorized pursuant to this resolution and if deemed by the Board to be in the best interests of Cyclacel and its stockholders, will be effected, if at all, at a time that is not later than September 10, 2012, the last day for the Company to regain compliance with the $1.00 per share minimum bid price.  See “—NASDAQ Requirements for Continued Listing” below.

The proposed amendment to our Certificate of Incorporation to effect the Reverse Stock Split, as more fully described below, will effect the Reverse Stock Split but will not change the number of authorized shares of Common Stock or preferred stock, or the par value of Common Stock or preferred stock. As of the date of this proxy statement, we do not have any current plans, arrangements or understandings relating to the issuance of any additional shares of authorized Common Stock that will become available following the Reverse Stock Split.

Purpose

On March 6, 2012, our Board of Directors approved the proposal authorizing the Reverse Stock Split because it believes that effecting the Reverse Stock Split may be an effective means of regaining compliance with the minimum bid price requirement for continued listing of our Common Stock on the NASDAQ Global Market or the NASDAQ Capital Market.

NASDAQ Requirements for Continued Listing

Our Common Stock is quoted on the NASDAQ Global Market under the symbol “CYCC.” One of the requirements for continued listing on the NASDAQ Global Market is maintenance of a minimum closing bid price of $1.00.

On September 16, 2011, we received a letter from NASDAQ indicating that for the 30 consecutive business days preceding the date of the letter, the bid price of our shares of Common Stock closed below the minimum $1.00 per share requirement pursuant to NASDAQ Listing Rule 5450(a)(1) for continued inclusion on the NASDAQ Global Market. In accordance with NASDAQ Listing Rule 5810(c)(3)(A), we had an initial grace period of 180 calendar days, or until March 14, 2012, to regain compliance with the minimum bid price requirement. The NASDAQ Capital Market also has a minimum $1.00 per share bid price requirement for continued listing. On March 15, 2012, we received a delisting determination letter from NASDAQ, and on March 16, 2012, we requested a hearing, which request has “stayed” the delisting pending a decision by the Hearing Panel.  A hearing has been scheduled for April 26, 2012.  At the hearing, the Company will present a plan of compliance that will include seeking stockholder approval of the Reverse Stock Split at the annual meeting and implementing the Reverse Stock Split, if necessary, to regain compliance.  We cannot be certain that the Hearing Panel will accept our proposed plan of compliance.  If the Hearing Panel does not accept our proposed plan of compliance, we plan to transfer the listing of our Common Stock to the NASDAQ Capital Market, assuming we will satisfy all of such market’s initial listing requirements, except for the minimum bid price.

We cannot be sure that our share price will comply with the requirements for continued listing of our shares of Common Stock on the NASDAQ Global Market in the future or that we will comply with the other continued listing requirements. If our shares of Common Stock lose their status on the NASDAQ Global Market, and we are not successful in obtaining a listing on the NASDAQ Capital Market, we believe that our shares of Common Stock would likely be eligible to be quoted on the inter-dealer electronic quotation and trading system operated by Pink OTC Markets Inc., commonly referred to as the Pink Sheets and now known as the OTCQB market.  Our shares of Common Stock may also be quoted on the Over-the-Counter Bulletin Board (the “OTCBB”), an electronic quotation service maintained by the Financial Industry Regulatory Authority (“FINRA”), provided that a market maker in our Common Stock files the appropriate application with, and such application is cleared by, FINRA. These markets are generally considered not to be as efficient than, and not as broad as, The NASDAQ Global Market or the NASDAQ Capital Market. Selling our shares of Common Stock on these markets could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, in the event our shares of Common Stock are delisted, broker-dealers have certain regulatory burdens imposed upon them, which may discourage broker-dealers from effecting transactions in our Common Stock, further limiting the liquidity of our Common Stock. These factors could result in lower prices and larger spreads in the bid and ask prices for our Common Stock.

Such delisting from NASDAQ and continued or further declines in our share price could also greatly impair our ability to raise additional necessary capital through equity or debt financing, and could significantly increase the ownership dilution to stockholders caused by our issuing equity in financing or other transactions.

In light of the factors mentioned above, our Board of Directors unanimously approved the Reverse Stock Split as a potential means of increasing the share price of our Common Stock to above $1.00 per share and of maintaining the share price of our Common Stock above $1.00 per share in compliance with NASDAQ requirements.

There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in a sustained increase in the per share price of our Common Stock.

We cannot predict whether the Reverse Stock Split will increase the market price for our Common Stock on a sustained basis. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

•                  the market price per share of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split;

•                  the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks; and

•                  the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by NASDAQ, or that we will otherwise meet the requirements of NASDAQ for continued inclusion for trading on the NASDAQ Global Market or for the transfer of listing to the NASDAQ Capital Market.

The market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

Principal Effects of the Reverse Stock Split

If our holders of Common Stock approve the proposal to authorize our Board of Directors to implement the Reverse Stock Split and our Board of Directors implements the Reverse Stock Split, we will amend the existing provision of our Certificate of Incorporation relating to our authorized capital to add the following paragraph at the end thereof:

“Upon the effectiveness (the “Effective Date”) of this Amended and Restated Certificate of Incorporation, each [      ] shares of the Common Stock issued and outstanding as of the date and time immediately preceding date on which the Amended and Restated Certificate of Incorporation is filed, the effective date of a Reverse Stock Split, shall be automatically changed and reclassified, as of the effective date of the split and without further action, into one (1) fully paid and non-assessable share of Common Stock. There shall be no fractional shares issued. A holder of record of Common Stock on the effective date of the split who would otherwise be entitled to a fraction of a share shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the Common Stock, as reported by the NASDAQ Stock Market, on the last trading day prior to the effective date of the split (or if such price is not available, the average of the last bid and asked prices of the Common Stock on such day or other price determined by the Corporation’s Board of Directors).”(1)

The Reverse Stock Split will be effected simultaneously for all of the issued and outstanding shares of Common Stock, and the exchange ratio will be the same for all issued and outstanding shares of Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share. Common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the proposal for the Reverse Stock Split is approved by the Company’s holders of Common Stock, and if, at such time, the Board of Directors still believes that a Reverse Stock Split is in the best interests of the Company and its stockholders, the Board will determine the ratio of the Reverse Stock Split to be implemented. The Company will file the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware at such time as the Board of Directors has determined the appropriate effective time for the Reverse Stock Split. The Board of Directors may delay effecting the Reverse Stock Split without re-soliciting stockholder approval. The Reverse Stock Split will become effective on the effective date of the split. Beginning on the effective date of the split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

If the Reverse Stock Split is effected, the Common Stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and share certificates with the former CUSIP number will need to be exchanged for share certificates with the new CUSIP number by following the procedures described below.

Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon completion of the Reverse Stock Split, we would intend to treat the Common Stock held by stockholders through a bank, broker, custodian or other nominee, in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Banks, brokers, custodians or other nominees will be instructed to reflect the Reverse Stock Split for their beneficial holders holding Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. If a stockholder holds the Common Stock with a bank, broker, custodian or other nominee, and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.

(1)   By approving this amendment, stockholders will approve the combination of any whole number of shares of Common Stock up to and including ten (10) into one (1) share. The Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware will include only that number determined by the Board of Directors to be in the best interests of the Company and its stockholders. In accordance with such resolutions, the Board of Directors will not implement any amendment providing for a different split ratio.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered in the registry of members but do not hold share certificates)

Certain of our registered holders of Common Stock may hold some or all of their Common Stock in book-entry form with the transfer agent. These stockholders do not have share certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their name. If a stockholder holds registered shares of Common Stock in book-entry form, the Reverse Stock Split, if effected, will automatically be reflected in the transfer agent’s records and on their next statement.

Holders of Certificated Shares of Common Stock

If the Reverse Stock Split is approved and effected, stockholders holding Common Stock in certificated form will be sent a transmittal letter by the transfer agent after the Reverse Stock Split is effected. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing the shares of Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive New Certificate(s) representing the number of whole shares of Common Stock to which they are entitled as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of shares, will automatically be exchanged for New Certificates. If an Old Certificate has restrictive legends on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s). If a stockholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described below under “—Fractional Shares.”

The Company expects that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates.  No service charges will be payable by holders of shares of Common Stock in connection with the exchange of certificates.  All of such expenses will be borne by the Company.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged, will be entitled, upon surrender to the exchange agent of certificates representing such shares, to a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the Common Stock, as reported by the NASDAQ Stock Market, on the last trading day prior to the effective date of the split (or if such price is not available, the average of the last bid and asked prices of the Common Stock on such day or other price determined by the Board of Directors). The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights, except to receive payment therefor as described herein.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where the Company is domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

Accounting Matters

The Reverse Stock Split will not affect the Common Stock capital account on our balance sheet. However, because the par value of our Common Stock will remain unchanged on the effective date of the split, the components that make up the Common Stock capital account will change by offsetting amounts. Depending on the size of the Reverse Stock Split the Board of Directors decides to implement, the stated capital component will be reduced to an amount up to and including one-tenth (1/10) of its present amount, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of Common Stock outstanding. Prior periods’ per share amounts will be restated to reflect the Reverse Stock Split.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Stock Split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders. Other than the Reverse Stock Split proposal, the Board of Directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

No Dissenters’ Rights

Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to dissenters’ rights with respect to the Reverse Stock Split, and the Company will not independently provide stockholders with any such right.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

To ensure compliance with Treasury Department Circular 230, each holder of Common Stock is hereby notified that: (a) any discussion of U.S. federal tax issues in this proxy statement is not intended or written to be used, and cannot be used, by such holder for the purpose of avoiding penalties under any federal tax laws; (b) any such discussion has been included by the Company in furtherance of the Reverse Stock Split on the terms described herein; and (c) each such holder should seek advice based on his, her or its particular circumstances from an independent tax advisor.

The following discussion describes the anticipated material United States federal income tax consequences to “U.S. holders” (as defined below) of Cyclacel capital stock relating to the Reverse Stock Split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). We have not obtained a ruling from the IRS or an opinion of legal or tax counsel with respect to the tax consequences of the Reverse Stock Split. The following discussion is for information purposes only and is not intended as tax or legal advice. Each holder should seek advice based on the holder’s particular circumstances from an independent tax advisor.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Cyclacel capital stock that is for United States federal income tax purposes:

(i) an individual citizen or resident of the United States;

(ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized under the laws of the United States, any state or the District of Columbia;

(iii) an estate with income subject to United States federal income tax regardless of its source; or

(iv) a trust that (a) is subject to primary supervision by a United States court and for which United States persons control all substantial decisions or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

This discussion assumes that a U.S. holder holds Cyclacel capital stock as a capital asset within the meaning of Code Section 1221. This discussion does not address all of the tax consequences that may be relevant to a particular Cyclacel stockholder or to Cyclacel stockholders that are subject to special treatment under United States federal income tax laws including, but not limited to, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, persons that are broker-dealers, traders in securities who elect the mark-to-market method of accounting for their securities, or Cyclacel stockholders holding their shares of Cyclacel capital stock as part of a “straddle,” “hedge,” “conversion transaction” or other integrated transaction. This discussion also does not address the tax consequences to Cyclacel, or to Cyclacel stockholders that own 5% or more of Cyclacel capital stock, are affiliates of Cyclacel or are not U.S. holders. In addition, this discussion does not address other United States federal taxes (such as gift or estate taxes or alternative minimum taxes), the tax consequences of the Reverse Stock Split under state, local or foreign tax laws or certain tax reporting requirements that may be applicable with respect to the Reverse Stock Split. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

If a partnership (or other entity treated as a partnership for United States federal income tax purposes) is a Cyclacel stockholder, the tax treatment of a partner in the partnership or any equity owner of such other entity will generally depend upon the status of the person and the activities of the partnership or other entity treated as a partnership for United States federal income tax purposes.

Tax Consequences of the Reverse Stock Split Generally

We believe that the Reverse Stock Split will qualify as a “reorganization” under Section 368(a)(1)(E) of the Code. Accordingly, provided that the fair market value of the post-Reverse Stock Split shares is equal to the fair market value of the pre-Reverse Stock Split shares surrendered in the Reverse Stock Split:

•                  A U.S. holder will not recognize any gain or loss as a result of the Reverse Stock Split (except to the extent of cash received in lieu of a fractional share).

•                  A U.S. holder’s aggregate tax basis in his, her or its post-Reverse Stock Split shares will be equal to the aggregate tax basis in the pre-Reverse Stock Split shares exchanged therefor, reduced by the amount of the adjusted basis of any pre-Reverse Stock Split shares exchanged for such post-Reverse Stock Split shares that is allocated to any fractional share for which cash is received.

•                  A U.S. holder’s holding period for the post-Reverse Stock Split shares will include the period during which such stockholder held the pre-Reverse Stock Split shares surrendered in the Reverse Stock Split.

Cash Received Instead of a Fractional Share

A U.S. holder who receives cash instead of a fractional share of post-Reverse Stock Split shares will be treated as having received the fractional share of post-Reverse Stock Split shares pursuant to the Reverse Stock Split and then as having exchanged the fractional share of post-Reverse Stock Split shares for cash in a redemption by Cyclacel. In general, this deemed redemption will be treated as a sale or exchange, provided the redemption is not essentially equivalent to a dividend as discussed below. Gain or loss generally will be recognized based on the difference between the amount of cash received and the portion of the U.S. holder’s adjusted tax basis of the pre-Reverse Stock Split shares exchanged in the Reverse Stock Split which is allocable to such fractional share. Such gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for such pre-Reverse Stock Split shares is more than one year as of the effective date of the Reverse Stock Split, and otherwise will be short-term capital gain or loss.

The receipt of cash is “not essentially equivalent to a dividend” if the reduction in a U.S. holder’s proportionate interest in Cyclacel resulting from the Reverse Stock Split (taking into account for this purpose shares of Common Stock which such holder is considered to own under certain attribution rules) is considered a “meaningful reduction” given such U.S. holder’s particular facts and circumstances. The IRS has ruled that a small reduction by a minority stockholder whose relative stock interest is minimal and who exercises no control over the affairs of a corporation can satisfy this test. If the receipt of cash in lieu of a fractional share is not treated as capital gain or loss under the test just described, it will be treated first as ordinary dividend income to the extent of a U.S. holder’s ratable share of Cyclacel’s current and accumulated earnings and profits, then as a tax-free return of capital to the extent of the portion of the U.S. holder’s adjusted tax basis of the pre-Reverse Stock Split shares which is allocable to such fractional share, and any remaining amount will be treated as capital gain.

Information Reporting and Backup Withholding

Cash payments received by a U.S. holder of Cyclacel capital stock pursuant to the Reverse Stock Split are subject to information reporting, and may be subject to backup withholding at the applicable rate (currently 28%) if the holder fails to provide a valid taxpayer identification number and comply with certain certification procedures or otherwise establish an exemption from backup withholding. Backup withholding is not an additional United States federal income tax. Rather, the U.S. federal income tax liability of the person subject to backup withholding will be reduced by the amount of the tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS.

Approval of the amendment to our Restated Certificate of Incorporation to effect the Reverse Stock Split requires an affirmative vote of a majority of the Common Stock outstanding and entitled to vote at the annual meeting. Abstentions and broker non-votes will be counted towards the vote total for this proposal and will have the same effect as “against” votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF OUR COMMON STOCK (SUCH SPLIT TO COMBINE A NUMBER OF OUTSTANDING SHARES OF OUR COMMON STOCK UP TO AND INCLUDING TEN (10), SUCH NUMBER CONSISTING OF ONLY WHOLE SHARES, INTO ONE (1) SHARE OF OUR COMMON STOCK), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 3:   AMENDMENT OF

2006 AMENDED AND RESTATED EQUITY INCENTIVE
PLAN TO INCREASE THE NUMBER OF SHARES
ISSUABLE THEREUNDER

General

We are asking our stockholders to approve an amendment of the 2006 Amended and Restated Equity Incentive Plan, or the 2006 Plan, to increase the number of shares of Common Stock issuable under the 2006 Plan by an additional 4.8 million shares (on a pre-split basis), to an aggregate of 10.0 million shares (on a pre-split basis), which represents approximately 18% of our outstanding Common Stock.

The 2006 Plan was adopted by the Board of Directors of Xcyte Therapies, Inc. in March 2006 as part of the merger transaction with Cyclacel Limited and was amended upon approval of our stockholders in July 2006. At our 2007 annual meeting, the 2006 Plan was amended to increase the number of shares of Common Stock authorized for issuance by an additional 1,384,205 shares, to a total of 3.0 million shares.  At our 2008 annual meeting, the 2006 Plan was amended to increase the number of shares of Common Stock authorized for issuance by an additional 2.2 million shares, to a total of 5.2 million shares.  As of April 1, 2012, an aggregate of 1,001,500 shares of Common Stock remained available for future issuance.

Effective as of March 6, 2012, our Board of Directors approved, subject to stockholder approval, an amendment to the 2006 Plan to increase the number of shares of Common Stock issuable thereunder by an additional 4.8 million shares (on a pre-split basis), to an aggregate of 10.0 million shares (on a pre-split basis). The Board of Directors adopted this amendment because it believes that:

•                  additional shares are necessary to attract new employees and executives;

•                  additional shares are needed to further the goal of retaining and motivating existing personnel; and

•                  the issuance of options to our employees is an integral component of the Company’s compensation policy.

There are currently no stock options reserved under this plan for future grants to executive officers, as such decisions are made by our Compensation and Organization Development Committee.

Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. Abstentions will have the effect of a vote “against” the proposal.

Summary of the 2006 Plan

A copy of the 2006 Plan is attached as Appendix B hereto. The following description of the 2006 Plan is a summary and, as such, is qualified by reference to the complete text of the 2006 Plan.

Material Features of Our 2006 Plan

Description of the 2006 Plan

General.    The purpose of the 2006 Plan is to provide a means by which directors, officers and other employees of Cyclacel, its parent and subsidiaries can acquire and maintain ownership in Cyclacel, thereby strengthening their commitment to the success of Cyclacel and its subsidiaries and their desire to remain employed by Cyclacel and its subsidiaries. The 2006 Plan is also intended to attract, employ and retain directors, officers and other employees, to provide such people with additional incentive reward opportunities designed to encourage them to enhance the profitable growth of Cyclacel and its subsidiaries, and to permit the payment of compensation that qualifies as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, (“Section 162(m)”). The 2006 Plan permits the grant of stock options, which may be either incentive stock options or non-statutory stock options, restricted stock, restricted stock units, performance units, performance shares and stock appreciation rights (each, an “Award”).

Administration.    The 2006 Plan may be administered by Cyclacel’s Board of Directors or the Compensation and Organization Development Committee of the board, in either case referred to as the “Administrator.” The board has delegated the administration of the 2006 Plan to the Compensation and Organization Development Committee. The Administrator may make any determinations deemed necessary or advisable for the 2006 Plan. The compensation committee generally will consist of two or more directors who qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and as “outside directors” under Section 162(m) of the Code (so that the Company is entitled to a federal tax deduction for certain compensation paid under the 2006 Plan). Notwithstanding the foregoing, the Administrator may delegate its authority to administer the 2006 Plan.

Subject to the terms of the 2006 Plan, the Administrator has the sole discretion to select the employees, consultants, and directors who will receive Awards, determine the terms and conditions of Awards (for example, the exercise price and vesting schedule), and interpret the provisions of the 2006 Plan and outstanding Awards. The Administrator may not, however, reprice Awards or exchange Awards for other Awards, cash or a combination thereof, without the approval of the stockholders. The Administrator may also provide that all or a portion of an Award shall be deferred or may approve a deferral election by the Award recipient.

Eligibility.    The Administrator selects the employees, consultants, and directors of Cyclacel or any parent or subsidiary of Cyclacel who will be granted Awards under the 2006 Plan (approximately 29 people). However, only employees may be granted incentive stock options. The actual number of individuals who will receive Awards cannot be determined in advance because the Administrator has the discretion to select the participants.

Limitations.    Section 162(m) places limits on the deductibility for federal income tax purposes of compensation paid to certain of Cyclacel’s executive officers. In order to preserve Cyclacel’s ability to deduct the compensation income associated with options granted to such persons, the 2006 Plan provides that no employee may be granted, in any fiscal year of Cyclacel, (1) options to purchase more than 150,000 shares of Cyclacel’s Common Stock, (2) stock appreciation rights covering more than 150,000 shares, (3) restricted stock and restricted stock units covering more than 75,000 shares in the aggregate, and (4) performance shares and performance units covering more than 75,000 shares in the aggregate. Notwithstanding this limit, however, in connection with such individual’s initial employment with Cyclacel, he or she may be granted (1) options to purchase an additional 125,000 shares of Cyclacel’s Common Stock, (2) stock appreciation rights covering an additional 125,000 shares, (3) restricted stock and restricted stock units covering an additional 50,000 shares in the aggregate, and (4) performance shares and performance units covering an additional 50,000 shares in the aggregate.

Terms and Conditions of Awards.    Each Award is evidenced by an Award agreement between Cyclacel and the recipient and is subject to the terms and conditions determined by the Administrator in accordance with the 2006 Plan.

Stock Options

A stock option is the right to acquire shares of Common Stock at a fixed exercise price for a fixed period of time. Under the 2006 Plan, the Administrator may grant non-statutory stock options and/or incentive stock options (which entitle employees, but not Cyclacel, to more favorable tax treatment). The Administrator will determine the number of shares covered by each option, subject to the limitations described above.

(a) Exercise Price.    The exercise price of the shares subject to each option is set by the Administrator but cannot be less than 100% of the fair market value (on the date of grant) of the shares covered by the option. In addition, the exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of Cyclacel or any of its subsidiaries. The aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000.

(b) Exercise of Option; Form of Consideration.  The Administrator determines when options become exercisable, and may, in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares of Common Stock issued upon exercise of an option is specified in each option agreement. The 2006 Plan permits payment to be made by cash, check, other shares of Cyclacel’s Common Stock (with some restrictions), cashless exercises, a reduction in the amount of Cyclacel’s liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

(c) Term of Option.    The term of an option may be no more than ten (10) years from the date of grant; provided, however, that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

(d) Non-transferability of Options.    Unless otherwise determined by the Administrator, options granted under the 2006 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee.

(e) Other Provisions.    The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2006 Plan as may be determined by the Administrator.

Stock Appreciation Rights

Stock appreciation rights are Awards that grant the participant the right to receive an amount equal to (1) the number of shares exercised, times (2) the amount by which Cyclacel’s stock price exceeds the exercise price. An individual will be able to profit from a stock appreciation right only if the fair market value of the stock increases above the exercise price. Cyclacel’s obligation arising upon the exercise of a stock appreciation right may be paid in shares or in cash, or any combination thereof, as the Administrator may determine.

The Administrator determines the number of stock appreciation rights granted, subject to the limits discussed above. The Administrator sets the terms of stock appreciation rights, except that the exercise price of a stock appreciation rights will not be less than 100% of the fair market value of a share on the grant date. The term of a stock appreciation right may not exceed ten (10) years from the date of grant.

A stock appreciation right will be exercisable, in whole or in part, at such time as the Administrator will specify in the stock appreciation right Award agreement.

Restricted Stock and Restricted Stock Units

Awards of restricted stock are shares of Common Stock that are issued subject to restrictions established by the Administrator, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the Award recipient must satisfy certain vesting conditions. If the Award recipient does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited. Awards of restricted stock units are phantom shares that vest in accordance with terms and conditions established by the Administrator and when the applicable restrictions have lapsed, the recipient of an Award of restricted stock units shall be entitled to receive a payout in cash, shares or a combination thereof based on the number of restricted stock units as specified in the Award agreement.

The Administrator may set vesting criteria based upon the achievement of Company-wide, subsidiary-wide, departmental, regional, functional, divisional, business unit or individual goals, applicable federal or state securities laws, or any other basis (including, without limitation, relative to the performance of other corporations or to continued employment or service), determined by the Administrator. If the Administrator desires that the Award qualify as performance-based compensation under Section 162(m), any restrictions will be based on a specified list of performance goals (see “Performance Goal” below for more information). The Administrator will determine the number of shares of restricted stock and the number of restricted stock units granted to any employee, consultant or director, subject to the limitations described above.

Unless the Administrator determines otherwise, shares of restricted stock will be held by the Company until any restrictions on the shares have lapsed. The Administrator may accelerate the time at which any restriction on restricted stock or restricted stock units may lapse or be removed.

Performance Shares and Performance Units

Performance shares and performance units are Awards that will result in a payment to a participant only if performance goals and/or other vesting criteria established by the Administrator are achieved or the Awards otherwise vest. The applicable performance objectives will be determined by the Administrator, and may be based upon the achievement of goals which may be company-wide, subsidiary-wide, departmental, regional, functional, divisional, business unit or individual goals, applicable federal or state securities laws, or any other basis (including, without limitation, relative to the performance of other corporations or to continued employment or service), determined by the Administrator. Notwithstanding the foregoing, if the Administrator desires that the Award qualify as performance-based compensation under Section 162(m), any restrictions will be based on a specified list of performance goals (see “Performance Goals” below for more information).

The Administrator will determine the number of performance shares and performance units granted to any employee, consultant or director, subject to the limitations described above.

Performance shares have an initial value equal to the fair market value of a share on the date of grant and performance units have an initial value that is established by the Administrator on or before the grant date. Performance shares may be granted to employees, consultants or directors at any time as shall be determined by the Administrator in its sole discretion.

Payment of earned performance units or performance shares shall be made as soon as practicable after the expiration of the applicable performance period. The Administrator, in its sole discretion, may pay such earned Awards in cash, shares, or a combination thereof. On the date set forth in the Award agreement, all unearned or unvested performance shares will be forfeited to the Company.

Performance Goals

Under Section 162(m), the annual compensation paid to our chief executive officer and to each of our other four most highly compensated executive officers may not be deductible to the extent it exceeds $1 million. However, we are able to preserve the deductibility of compensation in excess of $1 million if the conditions of Section 162(m) are met. These conditions include stockholder approval of the 2006 Plan, setting limits on the number of Awards that any individual may receive and for Awards other than options and stock appreciation rights, establishing performance criteria that must be met before the award actually will vest or be paid.

We have designed the 2006 Plan so that it permits us to pay compensation that qualifies as performance-based under Section 162(m). Thus, the Administrator (in its discretion) may make performance goals applicable to a participant with respect to an Award. At the Administrator’s discretion, one or more of the following performance goals may apply (all of which are defined in the 2006 Plan): cash position, earnings per share, net income, operating cash flow, operating income, return on assets, return on equity, return on sales, revenue and total stockholder return. The Performance Goals may differ from participant to participant and from Award to Award.

Any criteria used may be measured, as applicable (1) in absolute terms, (2) in relative terms (including, but not limited to, passage of time and/or against another company or companies), (3) on a per-share basis, (4) against the performance of Cyclacel as a whole or a business unit of Cyclacel, and/or (5) on a pre-tax or after-tax basis. The Administrator also will adjust any evaluation of performance under a performance goal to exclude (i) any extraordinary non-recurring items, or (ii) the effect of any changes in accounting principles affecting the Company’s or a business units’ reported results.

Miscellaneous

Non-transferability.    While an Award is subject to restrictions or has not fully vested, the Award generally may not be sold, transferred, pledged, assigned or otherwise alienated.

Termination of Service.    If an Award recipient’s service relationship with Cyclacel terminates for “cause” (as defined in the 2006 Plan), then any unexercised Award shall terminate immediately upon his or her termination of service. If an Award recipient’s service relationship with Cyclacel terminates for any reason other than for “cause” (excluding death or disability), then the recipient generally may exercise the Award, to the extent vested, within thirty (30) days of such termination to the extent that the Award is vested on the date of termination (but in no event later than the expiration of the term of the Award as set forth in the Award agreement). If the recipient dies within three (3) months following such a termination, the Award generally may be exercised, to the extent vested, within 180 days’ of the recipient’s death. If an Award recipient’s service relationship with Cyclacel terminates due to his or her death, the Award recipient’s personal representative, estate, or the person who acquires the right to exercise the Award by bequest or inheritance, as the case may be, generally may exercise the Award, to the extent the Award was vested on the date of termination, within one (1) year from the date of the recipient’s death. If an Award recipient’s service relationship with Cyclacel terminates due to his or her disability, the recipient, the recipient’s personal representative, estate, or the person who acquires the right to exercise the Award by bequest or inheritance, as the case may be, generally may exercise the Award, to the extent the Award was vested on the date of termination, within one (1) year from the date of the recipient’s termination, or if the recipient dies during such one-year period, within the later of one (1) year from the date of the recipient’s termination and 180 days from the recipient’s death. In no event may an Award be exercised later than the expiration of the term of the Award as set forth in the Award agreement.

Adjustments Upon Changes in Capitalization.    In the event that Cyclacel’s Common Stock changes by reason of any stock split, reverse stock split, stock dividend, merger, reorganization, consolidation, recapitalization, separation, liquidation, repurchase, spin-off, split-up, share combination, reclassification or other similar change in Cyclacel’s capital structure, appropriate adjustments shall be made in the number and class of shares of stock subject to the 2006 Plan, the Section 162(m) limits regarding the per-person limits on the number of Awards that may be granted to a participant in any year and in connection with the participant’s initial employment with Cyclacel, the number, class and price of shares of stock subject to any Award outstanding under the 2006 Plan.

In the event of a liquidation or dissolution, all outstanding Awards will terminate immediately prior to the consummation of the proposed action, unless the Administrator determines otherwise. The Administrator may, in its sole discretion, provide that each Award recipient shall have the right to exercise all or any part of the outstanding Award, and that the restrictions on other Awards will lapse in full.

In connection with a merger with or into another corporation or a “change of control,” as defined in the 2006 Plan, each outstanding Award shall be assumed or an equivalent award substituted by the successor corporation, provided that any such assumption or substitution shall not result in adverse tax consequences under Section 409A of the Internal Revenue Code. If the successor corporation refuses to assume the Awards or to substitute substantially equivalent awards, the Award will immediately vest and become exercisable as to all of the shares subject to such Award, or, if applicable, the Award will be deemed fully earned and will be paid out prior to the merger or change of control. In addition, if an option, stock appreciation right or right to purchase restricted stock has become fully vested and exercisable in lieu of assumption or substitution, the Administrator will provide notice that the option, stock appreciation right or right to purchase restricted stock will immediately vest and become exercisable as to all of the shares subject to such Award and all outstanding options, stock appreciation rights and rights to purchase restricted stock will terminate upon the expiration of such notice period.

Amendment and Termination of the Plan.    Cyclacel’s Board of Directors may amend, alter, suspend or terminate the 2006 Plan, or any part thereof, at any time and for any reason. However, Cyclacel will obtain stockholder approval for any amendment to the 2006 Plan to the extent necessary and desirable to comply with applicable law. Unless terminated earlier, the 2006 Plan shall terminate on January 19, 2016, 10 years from the date the 2006 Plan was adopted by Cyclacel’s Board of Directors.

Material Federal U.S. Income Tax Consequences of the 2006 Plan

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and Cyclacel of Awards granted under the 2006 Plan. Tax consequences for any particular individual may be different. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2006 Plan are exempt from or comply with, the rules under Section 409A of the Internal Revenue Code related to nonqualified deferred compensation.

Non-statutory Stock Options

No taxable income is recognized when a nonqualified stock option is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the exercise date over the exercise price. Any additional gain or loss recognized upon later disposition of the shares is capital gain or loss.

Incentive Stock Options

No taxable income is recognized when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case the difference between the fair market value of the shares on the date of exercise and the exercise price will be an item of tax preference includible in “alternative minimum taxable income” of a participant). If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option. Any additional gain or loss will be capital gain or loss.

Stock Appreciation Rights

No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock

With respect to grants of restricted stock, a participant must generally recognize ordinary income equal to the fair market value of the shares received at vesting. A participant may elect to be taxed at the time of receipt of shares rather than upon vesting, but if the participant subsequently forfeits such shares, the participant would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The participant must file such election with the Internal Revenue Service within 30 days of the receipt of the shares.

Restricted Stock Units, Performance Shares and Performance Units

A participant generally will not have taxable income upon grant. Instead, he or she generally will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the shares or cash received minus any amount paid for the shares. Note that pursuant to Section 409A of the Internal Revenue Code, restricted stock units and performance shares will be subject to additional tax if the Award is not granted and administered in compliance with the provisions of Section 409A.

Tax Effect for Cyclacel

Cyclacel generally will be entitled to a tax deduction in connection with an Award under the 2006 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). As discussed above, special rules limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers. However, the 2006 Plan has been designed to permit the Administrator to grant Awards that qualify as performance-based compensation under Section 162(m), thereby permitting Cyclacel to receive a federal income tax deduction in connection with such Awards.

The foregoing is only a summary of the effect of U.S. federal income taxation upon us and award recipients with respect to the grant and exercise of Awards under the 2006 Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee’s, director’s or consultant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee, director or consultant may reside.

On April 5, 2012, the closing market price per share of our Common Stock was $0.70, as reported by the NASDAQ Global Market.

For these reasons, the Board of Directors has recommended the amendment of the Amended and Restated 2006 Equity Incentive Plan to increase the number of shares issuable thereunder by 4.8 million shares of Common Stock (on a pre-split basis), or an aggregate of 10.0 million shares of Common Stock (on a pre-split basis).

Required Vote

The affirmative vote of a majority of the shares of our Common Stock, present, in person or represented by proxy, and entitled to be voted on this proposal is required.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT OF THE 2006 AMENDED AND RESTATED EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE THEREUNDER.

PROPOSAL 4:   RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM BY HOLDERS OF COMMON STOCK

The Audit Committee has appointed Ernst & Young (US) LLP, or E&Y US, independent registered public accounting firm, to audit our consolidated financial statements for the fiscal year ending December 31, 2012.  The Board of Directors proposes that the stockholders ratify this appointment. We expect that representatives of E&Y US will be present at the annual meeting via conference call, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

Effective April 19, 2011, Ernst & Young LLP (UK), or E&Y UK, who audited our consolidated financial statements for the fiscal year ended December 31, 2010, resigned as our independent registered public accounting firm, which resignation was accepted by our Board of Directors as of the same date.

E&Y UK’s audit reports on our financial statements for the years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During our two most recent fiscal years and any subsequent interim period prior to the date of this Proxy Statement, there were no disagreements with E&Y UK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y UK, would have caused it to make reference to the subject matter thereof in connection with its report.

During our two most recent fiscal years and any subsequent interim period prior to the date of this Proxy Statement, none of the events described in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K under the Exchange Act, occurred, except that, as disclosed in our Annual Report on Form 10-K for the year ended December 31, 2010 and the Annual Report on Form 10-K/A for the year ended December 31, 2009, E&Y UK advised us that we did not have an effectively-designed control in operation over the accounting for, presentation of and disclosure of cumulative preferred stock dividends to prevent or detect on a timely basis material misstatements in the computation of net loss per share and the financial statement presentation of preferred stock dividends.

During our two most recent fiscal years and any subsequent interim period prior to the date of this Proxy Statement, neither we nor anyone acting on our behalf consulted E&Y US regarding (a) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on our financial statements or (b) any (i) matter that was the subject of a disagreement with E&Y UK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of E&Y UK, would have caused it to make reference to the subject matter thereof in connection with its report or (ii) events described in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The following table presents fees for professional audit services rendered by E&Y for the audit of Cyclacel’s annual financial statements for the years ended December 31, 2010 and 2011, and fees billed for other services rendered by E&Y during those periods.

	2010	2011
Audit fees: (1)	$500,272	$500,272
Audit related fees:	—	—
Tax fees: (2)	31,850	31,850
All other fees:	—	—
Total	$532,122	$587,523

(1)                                  Audit fees represent fees of E&Y for the audit of the Company’s annual consolidated financial statements; reviews of the Company’s quarterly results of operations and reports on Form 10-Q; the audit of management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the audit of internal control over financial reporting; and the services that an independent auditor would customarily provide in connection with subsidiary audits, other regulatory filings, and similar engagements for each fiscal year shown, such as attest services, consents, and assistance with review of documents filed with the SEC.

(2)                                  Tax fees represent tax compliance and return preparation and tax planning and advice.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors.  Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation, and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Prior to engagement of the independent auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.             Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.             Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.             Tax services include all services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.             Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from the independent auditor.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

Required Vote

The affirmative vote of a majority of the votes cast by holders of our Common Stock is required to ratify the appointment of the independent registered public accounting firm.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF ERNST & YOUNG, LLP OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY CARD.

CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on our website at www.cyclacel.com, is filed as an exhibit to our Annual Report on Form 10-K, and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey, 07922, Attention: Paul McBarron, Executive Vice President—Finance, Chief Financial Officer, Chief Operating Officer and Secretary. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of NASDAQ.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the annual meeting, and the Company’s Amended and Restated Bylaws, as amended, provide that only such business shall be conducted at the annual meeting of stockholders as shall have been brought before the meeting pursuant to the Company’s notice of meeting. If any other business is properly brought before the annual meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2013 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) by no later than December [19], 2012. To be considered for presentation at the 2013 Annual Meeting of Stockholders, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than February [1], 2013 and no later than March [4], 2013. Proposals that are not received in a timely manner will not be presented or voted on at the 2013 Annual Meeting of Stockholders.  If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Secretary, Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922.

Berkeley Heights, New Jersey
April [17], 2012

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as amended (other than exhibits thereto), filed with the SEC, which provides additional information about us, is available on the Internet at www.cyclacel.com and is available in paper form to beneficial owners of our stock without charge upon written request to 200

Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922, Attention: Paul McBarron, Executive Vice President—Finance, Chief Financial Officer, Chief Operating Officer and Secretary.

Appendix A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

CYCLACEL PHARMACEUTICALS, INC.

The undersigned, Spiro Rombotis, hereby certifies that:

1. He is the duly elected and acting President and Chief Executive Officer of Cyclacel Pharmaceuticals, Inc., a Delaware corporation.

2. The Certificate of Incorporation of this corporation was originally filed with the Secretary of State of Delaware on January 5, 1996 under the name of MolecuRx, Inc. (the “Certificate of Incorporation”).

3. The Certificate of Incorporation was amended and restated and filed with the Secretary of State of Delaware on March 19, 2004 (the “Amended and Restated Certificate of Incorporation”).

4.  The Amended and Restated Certificate of Incorporation was amended by a Certificate of Amendment filed with the Secretary of State of Delaware on March 24, 2006 (the “Certificate of Amendment”).

5.  The Amended and Restated Certificate of Incorporation, as amended by the Certificate of Amendment, shall be amended and restated to read in full as follows:

“ARTICLE I

The name of this corporation is Cyclacel Pharmaceuticals, Inc. (the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

Upon the effectiveness (the “Effective Date”) of this Amended and Restated Certificate of Incorporation, each [•] shares of the Common Stock issued and outstanding as of the date and time immediately preceding date on which the Amended and Restated Certificate of Incorporation is filed, the effective date of a Reverse Stock Split, shall be automatically changed and reclassified, as of the effective date of the split and without further action, into one (1) fully paid and non-assessable share of Common Stock. There shall be no fractional shares issued. A holder of record of Common Stock on the effective date of the split who would otherwise be entitled to a fraction of a share shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the Common Stock, as reported by the NASDAQ Stock Market, on the last trading day prior to the effective date of the split (or if such price is not available, the average of the last bid and asked prices of the Common Stock on such day or other price determined by the Corporation’s Board of Directors).

(A) The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is one hundred five million (105,000,000) shares, each with a par value of $0.001 per share. one hundred million (100,000,000) shares shall be Common Stock and five million (5,000,000) shares shall be Preferred Stock.

(B) The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate pursuant to the applicable law of the state of Delaware and within the limitations and restrictions stated in this Certificate of Incorporation, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

(C) Effective as of 12:01 a.m., New York City time, on [                ], 2012 (the “Effective Time”), each [•] ([•]) shares of Common Stock issued and outstanding or held as treasury shares immediately prior to the Effective Time (the “Old Common Stock”) shall automatically and without any action on the part of the holder thereof be reclassified, combined and converted into one (1) share of Common Stock (the “New Common Stock”) (such reclassification, combination and conversion, the “Reverse Stock Split”). Notwithstanding the immediately preceding sentence, no fractional shares of New Common Stock shall be issued to holders of record of Old Common Stock as of the Effective Time. In lieu thereof, each holder of record of Old Common Stock as of the Effective Time that would otherwise be entitled to receive a fractional share of New Common Stock as a result of the Reverse Stock Split shall be entitled to receive, upon surrender of certificates representing such Old Common Stock, a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the per share closing price of the Common Stock on the business day immediately prior to the Effective Time, as reported by the NASDAQ Stock Market (or if such price is not available, then such other price as determined by the Board of Directors). The ownership of a fractional share of New Common Stock shall not give the holder any voting, dividend or other rights, except the right to receive the cash payment described in the immediately preceding sentence. Whether or not the Reverse Stock Split would result in fractional shares for a holder of record of Old Common Stock as of the Effective Time shall be determined on the basis of the total number of shares of Old Common Stock held by such holder of record as of the Effective Time. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, combined and converted in the Reverse Stock Split (as well as the right to receive cash in lieu of fractional shares as described above); provided, however, that each holder of record of a certificate representing Old Common Stock shall be entitled to receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, combined and converted in the Reverse Stock Split (as well as the right to receive cash in lieu of fractional shares as described above). The New Common Stock issued in the Reverse Stock Split shall have the rights, preferences and privileges as the Common Stock.

ARTICLE V

The number of directors of the Corporation shall be fixed from time to time by a bylaw or amendment thereof duly adopted by the Board of Directors.

ARTICLE VI

On or prior to the date on which the Corporation first provides notice of an annual meeting of the stockholders, the Board of Directors of the Corporation shall divide the directors into three classes, as nearly equal in number as reasonably possible, designated Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders or any special meeting in lieu thereof, the terms of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders or any special meeting in lieu thereof, the terms of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders or any special meeting in lieu thereof, the terms of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders or special meeting in lieu thereof, directors elected to succeed the directors of the class whose terms expire at such meeting shall be elected for a full term of three years.

Notwithstanding the foregoing provisions of this Article VI, each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation, or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal, or other causes shall be filled by either (i) the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of voting stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”) voting together as a single class; or (ii) by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Subject to the rights of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such newly created directorship shall be filled by the stockholders, be filled only by the affirmative vote of the directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall have been elected and qualified.

In addition to the requirements of law and any other provisions hereof (and notwithstanding the fact that approval by a lesser vote may be permitted by law or any other provision thereof), the affirmative vote of the holders of at least 66 2/3 % of the voting power of the then-outstanding stock shall be required to amend, alter, repeal or adopt any provision inconsistent with this Article VI.

ARTICLE VII

In the election of directors, each holder of shares of any class or series of capital stock of the Corporation shall be entitled to one vote for each share held. No stockholder will be permitted to cumulate votes at any election of directors.

ARTICLE VIII

If at any time this Corporation shall have a class of stock registered pursuant to the provisions of the Securities Exchange Act of 1934, as amended, for so long as such class is so registered, any action by the stockholders of such class must be taken at an annual or special meeting of stockholders, upon due notice and in accordance with the provisions of the Bylaws of this Corporation, and may not be taken by written consent.

ARTICLE IX

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE X

(A) Except as otherwise provided in the Bylaws, the Bylaws may be altered or amended or new Bylaws adopted by the affirmative vote of at least 66 2/3 % of the voting power of all of the then-outstanding shares of the voting stock of the Corporation entitled to vote. The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal Bylaws.

(B) The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

(C) Advance notice of stockholder nominations for the election of directors or of business to be brought by the stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

ARTICLE XI

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the Corporation.

ARTICLE XII

The Corporation shall have perpetual existence.

ARTICLE XIII

(A) To the fullest extent permitted by the General Corporation Law of Delaware, as the same may be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of Delaware is hereafter amended to authorize, with the approval of a corporation’s stockholders, further reductions in the liability of a corporation’s directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

(B) Any repeal or modification of the foregoing provisions of this Article XIII shall not adversely affect any right or protection of a director of the Corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.

ARTICLE XIV

(A) Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation, or while a director or officer of the Corporation is or was serving at the request of the Corporation, as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys’ fees, judgments, fines, amounts paid or to be paid in settlement, and excise taxes or penalties arising under the Employee Retirement Income Security Act of 1974) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid the expenses (including attorneys’ fees) incurred by such person in defending any such proceeding in advance of its final disposition (hereinafter an ‘‘advancement of expenses’’); provided, however, that any advancement of expenses shall be made only upon receipt of an undertaking by such person to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses under this Article XIV or otherwise. The Corporation may, by action of the Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of director and officers.

(B) Any repeal or modification of any of the foregoing provisions of this Article XIV shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.”

*  *  *

The foregoing Amended and Restated Certificate of Incorporation has been duly adopted by this Corporation’s Board of Directors and stockholders in accordance with the applicable provisions of Section 228, 242 and 245 of the General Corporation Law of the State of Delaware.

Executed at                        ,                               , on the              day of                      , 2012.

Spiro Rombotis, President and Chief Executive Officer

Appendix B

CYCLACEL PHARMACEUTICALS, INC.

AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN

Effective March 16, 2006

Revised May 21, 2007

Amended and Restated May 14, 2008

[Revised May 23, 2012]

B-i

B-ii

Cyclacel Pharmaceuticals, Inc. (the Company) established the Cyclacel Pharmaceuticals, Inc. 2006 Equity Incentive Plan effective March 16, 2006, which was approved by the holders of a majority of the shares of the stock present in person or by proxy and voting at a duly called meeting of the stockholders of the Company held on July 6, 2006 and was amended by the stockholders on May 21, 2007 to increase the number of shares issuable thereunder. The Plan was amended and restated as of March 31, 2008 by the Company’s board of directors and any such approvals that were required to be approved by the stockholders in accordance with Section 15.8 hereof were approved by the holders of a majority of the shares of the stock present in person or by proxy and voting at a duly called meeting of the stockholders of the Company held on May 14, 2008. [The Plan was further amended as of March 6, 2012 by the Company’s board of directors to increase the number of shares issuable hereunder, and any such approvals that were required to be approved by the stockholders were obtained at a duly called meeting of the stockholders of the Company held on May 23, 2012.]

1.                                      PURPOSE

The primary purpose of the Plan is to provide a means by which directors, officers and other employees of the Company and its Parent and Subsidiaries (as defined herein) can acquire and maintain equity ownership in the Company, thereby strengthening their commitment to the success of the Company and its Subsidiaries and their desire to remain employed by the Company and its Subsidiaries. The Plan also is intended to attract, employ, and retain directors, officers and other employees and to provide such persons with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its Subsidiaries.

2.                                      DEFINITIONS

The following words and phrases, when used herein, unless their context clearly indicates otherwise, shall have the following respective meanings:

Affiliate means an “affiliate” within the meaning set forth in Rule 405 under the 1933 Act.

Award means a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or SARs.

Award Agreement means any written agreement, contract or other instrument or document evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Grantee.

Board means the board of directors of the Company.

Cash Position means the Company’s or a business unit’s level of cash and cash equivalents.

Cause means discharge of a Grantee (a) on account of fraud, embezzlement or other unlawful or tortious conduct, whether or not involving or against the Company or any Subsidiary or affiliate, (b) for wilful violation of a policy of the Company or any Subsidiary or affiliate, (c) for serious and wilful acts of misconduct detrimental to the business or reputation of the Company or any Subsidiary or affiliate; provided, however, that “Cause” shall instead have the meaning set forth in the Grantee’s written employment contract or in the Grantee’s Award Agreement. The determination of whether a discharge of a Grantee is for Cause shall be determined in good faith by the Committee whose decision shall be final and binding.

Change of Control means that any of the following events shall have occurred: (a) any person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a group (or any “person” within the meaning of Sections 13(d)(3) and 14(d) of the 1934 Act), other than the Company, a Subsidiary, or an employee benefit plan (or related trust) of the Company or a Subsidiary, become(s) the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act) of 30% or more of the then-outstanding voting stock of the Company; (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board (together with any new director whose election by the Board or whose nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; (c) all or substantially all of the business of the Company is disposed of pursuant to a merger, consolidation or other transaction in which the Company is not the surviving corporation or the Company combines with another company and is the surviving corporation (unless the stockholders of the Company immediately following such merger, consolidation, combination, or other transaction beneficially own, directly or indirectly, more than 50% of the aggregate voting stock or other ownership interests of (x) the entity or entities, if any, that succeed to the business of the Company or (y) the combined company); (d) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which the Board in office immediately prior to such transaction or event constitutes less than a majority of the Board thereafter; or (e) the stockholders of the Company approve a sale of all or substantially all of the assets of the Company or a liquidation or dissolution of the Company. Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred if Cyclacel Group plc is or becomes the beneficial owner of 30% or more of the outstanding voting stock of the Company.

Committee means the committee of the Board appointed pursuant to Section 4.1.

Company means Cyclacel Pharmaceuticals, Inc., a Delaware corporation.

Consultant means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

Director means a member of the Board.

Disability means a disability of a nature that would qualify the Grantee for long-term benefits under the Company’s long-term disability plan; provided, however, that with respect to an Incentive Stock Option, “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code.

Earnings Per Share means as to any Performance Period, the Company’s or a business unit’s Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

Effective Date means March 16, 2006, which is the date the Plan was adopted by the Board.

Employee means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

Exchange Program means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The terms and conditions of any Exchange Program will be determined by the Committee in its sole discretion.

Fair Market Value of any Share, as of any applicable date, means (a) if Shares are then listed on a national securities exchange, the “fair market value” shall be the closing price for a Share on such exchange on the date in question, or, if there has been no sale of such security on that date, the closing price for a Share on such exchange on the last preceding business day on which such security was traded; (b) if Shares are then not listed on a national securities exchange, the “fair market value” shall be the mean of the bid and asked prices for a Share in the over the counter market as reported by the NASDAQ Stock Market (NASDAQ) on that date, or, if there be no such quotation on that date, such prices on the last preceding business day on which there was such a quotation; or (c) in the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

Grant Date means, with respect to an Award, the date the Award was granted.

Grantee means an individual who has been granted an Award.

Incentive Stock Option means an Option to purchase Shares that is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Internal Revenue Code.

Internal Revenue Code means the Internal Revenue Code of 1986, as amended, and any succeeding Internal Revenue Code, and references to sections herein shall be deemed to include any such section as amended, modified or renumbered and shall also include any regulation and guidance thereto.

Net Income means as to any Performance Period, the income after taxes of the Company for the Performance Period determined in accordance with generally accepted accounting principles.

1934 Act means the Securities and Exchange Act of 1934, as amended.

1933 Act means the Securities Act of 1933, as amended.

Nonqualified Stock Option means an Option to purchase Shares that is not intended to be an Incentive Stock Option.

Operating Cash Flow means the Company’s or a business unit’s sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

Operating Income means as to any Performance Period, the Company’s or a business unit’s income from operations determined in accordance with generally accepted accounting principles.

Option means any incentive stock option or nonqualified stock option granted under the Plan.

Option Price means the per share purchase price of a Share subject to an Option.

Parent means any corporation (other than the Company) in an unbroken chain of corporations ending with the employer corporation if, at the time of granting an option, each of the corporations other than the employer corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Performance Based Exception means the performance-based exception set forth in Section 162(m)(4)(C) of the Internal Revenue Code from the deductibility limitations of Section 162(m) of the Internal Revenue Code.

Performance Goals means the goals determined by the Committee, in its sole discretion, to be applicable to a Grantee with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Cash Position, (b) Earnings Per Share, (c) Net Income, (d) Operating Cash Flow, (e) Operating Income, (f) Return on Assets, (g) Return on Equity, (h) Return on Sales, (i) Revenue, and (j) Total Stockholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award. The Administrator shall appropriately adjust any evaluation of performance under a Performance Goal to exclude (i) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial conditions and results of operations appearing in the Company’s annual report to stockholders for the applicable year, or (ii) the effect of any changes in accounting principles affecting the Company’s or a business units’ reported results. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in relative terms (including, but not limited to, passage of time and/or against another company or companies), (iii) on a per-share basis, (iv) against the performance of the Company as a whole or of a business unit of the Company, and/or (v) to the extent not otherwise specified by the definition of the Performance Goal, on a pre-tax or after-tax basis.

Performance Period means the applicable time period established by the Committee, in its sole discretion, during which the performance objectives applicable to an Award must be met.

Performance Share means any Award granted under Section 8.

Performance Unit means any Award granted under Section 8.

Period of Restriction means the period during that Shares of Restricted Stock and Restricted Stock Units are subject to forfeiture and/or restrictions of transferability.

Plan means the Cyclacel Pharmaceuticals, Inc. Amended and Restated 2006 Equity Incentive Plan as set forth herein and as it may from time to time be amended.

Restricted Stock means any Award granted under Section 7.

Restricted Stock Unit means any Award granted under Section 7.

Return on Assets means as to any Performance Period, the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

Return on Equity means as to any Performance Period, the percentage equal to the Company’s Net Income divided by average stockholder’s equity, determined in accordance with generally accepted accounting principles.

Return on Sales means as to any Performance Period, the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by the Company’s or the business unit’s, as applicable, revenue, determined in accordance with generally accepted accounting principles.

Revenue means as to any Performance Period, the Company’s or business unit’s net sales, determined in accordance with generally accepted accounting principles.

SEC means the U.S. Securities and Exchange Commission.

Officer means a person who is an officer of the Company within the meaning of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder.

Section 16 Grantee means a person subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

Service Provider means an Employee, Director or Consultant.

Share means the Common Stock of the Company, par value $0.001 per share.

Stock Appreciation Right or SAR means an Award that pursuant to Section 6 is designated as a SAR.

Subsidiary means a corporation as defined in Section 424(f) of the Internal Revenue Code with the Company being treated as the employer corporation for purposes of this definition.

10% Owner means a person who owns stock (including stock treated as owned under Section 424(d) of the Internal Revenue Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company.

Termination of Employment occurs on the last day an individual is employed by the Company or any of its Subsidiaries or any Parent or the acceptance by the Company of a directors resignation from the board; notwithstanding the foregoing, for an individual who is an employee of a Subsidiary, the individual shall be deemed to have a Termination of Employment on the last day on which the Company owns voting securities possessing at least 50% of the aggregate voting power of such Subsidiary’s outstanding voting securities.

Total Stockholder Return means as to any Performance Period, the total return (change in share price plus reinvestment of any dividends) of a share of the Company’s common stock.

3.                                      SHARES SUBJECT TO THE PLAN

3.1                       Number of Shares

Subject to adjustment as provided in Section 3.3, the total number of Shares available for grant under the Plan shall not exceed [             ] Shares. Any Shares issued in connection with Awards shall be counted as one Share for every Share subject thereto for purposes of the above limit. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares. All Shares available for grant under the Plan may be issued in the form of Incentive Stock Options.

3.2                       Lapsed Awards

(a)                                  If an Award terminates, expires, or lapses, for any reason including pursuant to an Exchange Program, any Shares subject to such Award again shall be available to be the subject of an Award. If an Award expires, lapses or becomes unexercisable without having been exercised in full, is settled in cash or, with respect to Options, Restricted Stock, Performance Shares, Performance Units or Restricted Stock Units, is forfeited to or repurchased by the Company at their original purchase price, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or shares repurchased at their original purchase price) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).

(b)                                 In connection with the granting of an Option or other Award (other than a Performance Unit denominated in dollars), the number of Shares available for issuance under this Plan shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated, pursuant to Section 3.1; provided, however, that where a SAR is settled in Shares, the number of Shares available for issuance under this Plan shall be reduced only by the number of Shares issued in such settlement. Shares used to pay the exercise price of an Option or the purchase price of Restricted Stock shall not become available for future grant or sale under the Plan. Shares used to satisfy tax withholding obligations shall not become available for future grant or sale under the Plan.

3.3                       Adjustments in Awards and Authorized Shares

In the event of any merger, reorganization, consolidation, recapitalization, reclassification, separation, liquidation, stock dividend, stock split, reverse stock split, repurchase, spin-off, split-up, Share combination, or other similar change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares that may be delivered under the Plan, the number, class and price of Shares subject to outstanding Awards, and the numerical limits of Sections 5.1, 6.1, 7.1 and 8.1, in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution, diminution or enlargement of such Awards and any such adjustment may, in the sole discretion of the Committee, take the form of Options covering more than one class of Shares. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number. Any adjustment contained in this Section 3.3 shall be conclusive and binding for all purposes of the Plan.

3.4                       Awards Granted to Non-US Employees

Awards may be granted to Service Providers who are foreign nationals or employed or provide services outside the United States, or both. Notwithstanding any provisions of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company operates or has employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which individuals (if any) employed by the Company outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of any Awards made to Grantees, and (iii) establish subplans and modified Option exercise procedures and other Award terms and procedures to the extent such actions may be necessary or advisable. Awards to such individuals may be made on such terms and conditions different from those applicable to employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee may also impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for employees on assignment outside their home country.

4.                                      ADMINISTRATION

4.1                       Administrative Committee

The Plan shall be administered by the Board unless the Board determines at any time that it shall be administered by the Compensation Committee of the Board, which shall consist of not less than two persons who are directors of the Company, each of whom shall qualify as (a) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code and (b) a “non-employee director” within the meaning of Rule 16b-3 promulgated under Section 16(b) of the 1934 Act; provided, however, if there are less than two persons who so qualify, then the Committee shall consist of all the directors serving on the Board. The Board or the Compensation Committee (or their respective designees) administering the Plan is referred to herein as the “Committee”.

4.2                       Authority of the Committee

The Committee shall have full and final authority, in its discretion, but subject to the express provisions of the Plan, as follows:

(a)                                  to grant Awards and to select the Service Providers to be granted Awards;

(b)                                 to determine Fair Market Value;

(c)                                  to determine (1) when Awards may be granted and any conditions that must be satisfied before an Award is made and (2) what types of Awards will be granted and the size and terms thereof, including, but not limited to, the exercise price, the date of grant, the time or times when Awards may be exercised (or are earned) (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;

(d)                                 to institute an Exchange Program; however, the Committee may not institute an Exchange Program without stockholder approval, except for adjustments made pursuant to Section 3.3.

(e)                                  to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

(f)                                    to establish objectives and conditions for earning Awards;

(g)                                 to determine whether an Award shall be evidenced by an agreement and, if so, to determine the terms of such agreement (which shall not be inconsistent with the Plan) and who must sign such agreement;

(h)                                 to determine whether the conditions for earning an Award have been met and whether an Award will be paid at the end of the performance period;

(i)                                     to determine if and when an Award may be deferred;

(j)                                     to determine whether the amount or payment of an Award should be reduced or eliminated;

(k)                                  to determine the guidelines and/or procedures for the payment or exercise of Awards; and

(l)                                     to determine whether an Award should qualify, regardless of its amount, as deductible in its entirety for federal income tax purposes, including whether any Awards granted Named Executive Officers (as defined for purposes of Section 162(m) of the Internal Revenue Code) comply with the Performance Based Exception under Section 162(m) of the Internal Revenue Code.

(m)                               to prescribe, amend, and rescind rules relating to the Plan;

(n)                                 to determine, subject to the terms of the Plan, the terms and provisions of the written agreements by which all Awards shall be granted and to modify any such Award Agreement at any time (with the consent of the Grantee to the extent such modification is adverse to the Grantee); and

(o)                                 to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate.

The determination of the Committee on all matters relating to the Plan or any Award or Award Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award and binding on all parties concerned, including the Company, its stockholders and any person receiving an Award under the Plan.

To the extent not prohibited by law, the Committee may delegate its authority hereunder and may grant authority to employees or designate employees of the Company to execute documents on behalf of the Committee or to otherwise assist the Committee in the administration and operation of the Plan.

5.                                      STOCK OPTIONS

5.1                       Grant of Options

Subject to the terms and provisions of the Plan, Options may be granted to Service Providers at any time and from time to time as determined by the Committee in its sole discretion; provided, however, that Incentive Stock Options may be granted only to Employees. In selecting the individuals to whom Options may be granted, in determining the number of Shares subject to each Option, and in determining the other terms and conditions applicable to each Option, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan. The Committee, in its sole discretion, may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof. No Service Provider shall be granted Options covering more than 150,000 Shares in any one calendar year; notwithstanding this limit, however, in connection with such individual’s initial employment with the Company, he or she may be granted options covering an additional 125,000 Shares.

5.2                       General Conditions

(a)                                  The Grant Date of an Option shall be the date on which the Committee grants the Option or such later date as specified in advance by the Committee.

(b)                                 The term of each Option shall be a period of not more than ten years from the Grant Date, and shall be subject to earlier termination as herein provided.

(c)                                  A Grantee may, if otherwise eligible, be granted additional Options.

(d)                                 No Option may be granted more than 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the Stockholders of the Company.

5.3                       Option Price

No later than the Grant Date of any Option, the Committee shall determine the Option Price of such Option. Subject to Section 5.4 with respect to Incentive Stock Options, the Option Price of an Option shall be at such price (which may not be less than 100% of the Fair Market Value of a Share on the Grant Date unless the Option was granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became employees of the Company as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company, as the Committee, in its discretion, shall determine, provided that any such assumption of, or substitution for outstanding awards shall not result in any adverse tax consequences under Section 409A of the Internal Revenue Code.

5.4                       Grant of Incentive Stock Options

At the time of the grant of any Option, the Committee may designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

(a)                                  shall have an Option Price of (1) not less than 100% of the Fair Market Value of a Share on the Grant Date or (2) in the case of a 10% Owner, not less than 110% of the Fair Market Value of a Share on the Grant Date;

(b)                                 shall have a term of not more than ten years (not more than five years, in the case of a 10% Owner) from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(c)                                  shall not have an aggregate Fair Market Value (determined for each Incentive Stock Option at its Grant Date) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Grantee’s employer or any Parent or Subsidiary thereof (Other Plans)), determined in accordance with the provisions of Section 422 of the Internal Revenue Code, which exceeds $100,000 (the $100,000 Limit). For purposes of this Section, Incentive Stock Options shall be taken into account in the order in which they were granted;

(d)                                 shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to all Incentive Stock Options previously granted under the Plan and any Other Plans (Prior Grants) and any Incentive Stock Options under such grant (the Current Grant) that are exercisable for the first time during any calendar year would exceed the $100,000 Limit, be exercisable as a separate Nonqualified Stock Option at such date or dates as are provided in the Current Grant;

(e)                                  shall be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company; and

(f)                                    shall require the Grantee to notify the Committee of any disposition of any Shares issued pursuant to the exercise of the Incentive Stock Option within two years of the date of grant or within one year of the date of exercise (except in the event of the death of the Grantee), within 10 days of such disposition.

5.5                       Substitute Options

If the Committee cancels any Option granted under this Plan, (or any plan of any entity acquired by the Company or any of its Subsidiaries), and a new Option is substituted therefor, then the Committee may, in its discretion, determine the terms and conditions of such new Option and may, in its discretion, provided that the grant date of the cancelled option shall be the date used to determine the earliest date or dates for exercising the new substituted Option under Section 5.7 hereof so that the Grantee may exercise the substituted Option at the same time as if the Grantee had held the substituted Option since the grant date of the cancelled option; provided that no Option shall be cancelled without the consent of the Grantee if the terms and conditions of the new Option to be substituted are not at least as favorable as the terms and conditions of the Option to be cancelled, and provided further that any such cancellation and substitution shall not result in any adverse tax consequences under Section 409A of the Internal Revenue Code.

5.6                       Nontransferability

Unless the Committee shall otherwise determine, each Option granted hereunder shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee. With the approval of the Committee, an option may be transferred by gift to any member of the Grantee’s immediate family or to a trust for the benefit of one or more such immediate family members. For purposes of this Section 5.6, “immediate family” shall mean the Grantee’s spouse, children and grandchildren, parents, grandparents, former spouses, siblings, nieces, nephews, parents-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law, including adoptive or step relationships and any person sharing the employee’s household (other than as a tenant or employee).

5.7                       Exercise of Options

Subject to Sections 11 and 12 and such terms and conditions as the Committee may impose, each Option shall be exercisable in such manner as the Committee, in its discretion, shall determine as set forth in the Award Agreement. Each Option shall be exercised by delivery to the Company of a written notice of intent to purchase (in such form as prepared by the Committee) a specific number of Shares subject to the Option and by payment of the Option Price. The Option Price of any Shares shall be paid in full at the time of the exercise.

5.8                       Payment of Option Price

The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Subject to applicable laws, in the discretion of the Committee, a Grantee may pay the Option Price payable upon the exercise of an Option in (1) cash or check, (2) previously acquired Shares equal to the aggregate Option Price of the Shares as to which said Option shall be exercised (valued at its Fair Market Value on the business day next preceding the date of exercise) and which meet the conditions established by the Committee to avoid adverse accounting or securities law consequences (as determined by the Committee), (3) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; (4) a reduction in the amount of any Company liability to the Grantee; (5) such other consideration and method of payment for the issuance of Shares to the extent permitted by applicable laws, or (6) any combination thereof. Payments in Shares shall be made by delivery of (a) stock certificates in negotiable form or (b) a completed attestation form prescribed by the Company setting forth the whole Shares of stock owned by the holder that the holder wishes to utilize to satisfy the exercise price or by any other method authorized by the Committee (including by cashless exercise to the extent not in violation of any applicable law). If certificates representing Shares are used to pay all or part of the purchase price of an Option, a separate certificate shall be delivered by the Company representing the same number of Shares as each certificate so used, and an additional certificate shall be delivered representing the additional Shares to which the holder of the Option is entitled as a result of the exercise of the Option.

6.                                      STOCK APPRECIATION RIGHTS

6.1                       Grant of SARs

Subject to the terms and conditions of the Plan, a SAR may be granted to Service Providers at any time or from time to time as determined by the Committee in its sole discretion. No Service Provider shall be granted SARS covering more than 150,000 Shares in any one calendar year; notwithstanding this limit, however, in connection with such individual’s initial employment with the Company, he or she may be granted SARs covering an additional 125,000 Shares.

6.2                       Number of Shares

The Committee shall have complete discretion to determine the number of SARs granted to any Grantee, subject to the limits set forth in Section 6.1.

6.3                       Exercise Price and Other Terms

The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, the exercise price of a SAR shall be not less than 100% of the Fair Market Value of a Share on the Grant Date.

6.4                       Exercise of SARs

SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine.

6.5                       Payment of SAR Amount

Upon exercise of an SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares or a combination thereof.

6.6                       Term of SARs

The term of a SAR shall be determined by the Committee in its sole discretion, but in no event shall the term exceed ten (10) years from the date of grant.

6.7                       SAR Agreement

Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, will determine.

7.                                      RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1                       Grant of Restricted Stock and Restricted Stock Units

Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock or Restricted Stock Units to Service Providers in such amounts as the Committee, in its sole discretion, shall determine. Notwithstanding the foregoing, no Service Provider shall be granted Restricted Stock and Restricted Stock Units covering more than 75,000 Shares in the aggregate in any one calendar year; notwithstanding this limit, however, in connection with such individual’s initial employment with the Company, he or she may be granted Restricted Stock and Restricted Stock Units covering an additional 50,000 Shares in the aggregate.

7.2                       Transferability

Shares of Restricted Stock and Shares received in respect of Restricted Stock Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

7.3                       Restrictions

Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee, in its sole discretion, may deem advisable or appropriate, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. The Committee may also set restrictions based upon the achievement of specific performance objectives (Company-wide, Subsidiary-wide, departmental, regional, functional, divisional, business unit or individual goals, applicable federal or state securities laws, or any other basis (including, without limitation, relative to the performance of other corporations or to continued employment or service)), determined by the Committee in its discretion, and may require recipients of Shares of Restricted Stock or Restricted Stock Units to pay a stipulated purchase price for such Shares of Restricted Stock or Restricted Stock Units.

7.4                       Section 162(m) Performance Restrictions

For purposes of qualifying Awards of Restricted Stock and Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals may be set by the Committee on or before the latest date permissible to enable the Restricted Stock or Restricted Stock Units to qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code. In granting Restricted Stock or Restricted Stock Units that are intended to qualify under Section 162(m) of the Internal Revenue Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock or Restricted Stock Units, as applicable, under Section 162(m) of the Internal Revenue Code (e.g., in determining the Performance Goals).

7.5                       Legend on Certificates or Book-Entry Registration for Restricted Shares

Any Share of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate including, without limitation, book entry registration or issuance of a stock certificate or certificates. In the event that any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Grantee and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

7.6                       Cancellation of Restricted Stock/Restricted Stock Units

On the date set forth in the Award Agreement, all unearned or unvested Shares of Restricted Stock and Restricted Stock Units shall be forfeited to the Company and reacquired at no cost by the Company; provided, however, that the Committee may, in its sole discretion, when it finds that a waiver may be in the best interests of the Company, waive in whole or in part any remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

7.7                       Earning of Restricted Stock Units

After the applicable Period of Restriction has ended, the Grantee shall be entitled to receive a payout of the number of Restricted Stock Units as specified in the Award Agreement. After the grant of a Restricted Stock Unit, the Committee, in its sole discretion, when it finds that a waiver may be in the best interests of the Company, may reduce or waive any restrictions for such Restricted Stock Unit, provided that any such action shall not result in any adverse tax consequences under Section 409A of the Internal Revenue Code.

7.8                       Payment in Respect of Restricted Stock Units

Restricted Stock Units that become payable in accordance with their terms and conditions shall be settled in cash, Shares, or a combination of cash and Shares, as determined by the Committee.

7.9                       No Disposition During Period of Restriction

During the Period of Restriction, Shares of Restricted Stock may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered. In order to enforce the limitations imposed upon Awards of Restricted Stock, the Committee may (a) cause a legend or legends to be placed on any certificates relating to Shares of Restricted Stock subject to an Award, or (b) issue “stop transfer” instructions, as it deems necessary or appropriate.

7.10                Dividend and Voting Rights

Unless otherwise determined by the Committee, during the Period of Restriction, Grantees who hold Shares of Restricted Stock or Restricted Stock Units shall not have the right to receive dividends in cash or other property or other distribution or rights in respect of such shares, and Grantees who hold Restricted Stock shall have the right to vote such Shares as the record owner thereof.

7.11                Award Agreement

Each Award of Restricted Stock and each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Committee, in its sole discretion, will determine.

7.12                Share Certificates

Each certificate issued for Shares of Restricted Stock shall be registered in the name of the Grantee and deposited with the Company or its designee. At the end of the Period of Restriction, a certificate representing the number of Shares to which the Grantee is then entitled shall be delivered to the Grantee free and clear of the restrictions. No certificate shall be issued with respect to a Restricted Stock Unit unless and until such unit is paid in Shares.

8.                                      PERFORMANCE UNITS AND PERFORMANCE SHARES

8.1                       Grant of Performance Units or Shares

Subject to the terms and provisions of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time as determined by the Committee in its sole discretion. No Service Provider shall be granted Performance Units or Performance Shares covering more than 75,000 Shares in the aggregate in any one calendar year; notwithstanding this limit, however, in connection with such individual’s initial employment with the Company, he or she may be granted an additional 50,000 Performance Shares and Performance Units in the aggregate.

8.2                       Initial Value of Performance Units or Shares

Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date.  Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

8.3                       Performance Objectives and Other Terms

The Committee shall set performance objectives in its discretion that, depending on the extent to which they are met, will determine the number or value of Performance Units or Shares that will be paid out to any Grantee. The applicable time period established by the Committee, in its sole discretion, during which the performance objectives must be met shall be called the “Performance Period”.

8.4                       General Performance Objectives

The Committee may set Performance Goals based upon the achievement of Company-wide, Subsidiary, departmental, regional, functional, divisional, business unit or individual goals, applicable federal or state securities laws, or any other basis (including, without limitation, relative to the performance of other corporations or to continued employment or service) determined by the Committee in its sole discretion.

8.5                       Section 162(m) Performance Restrictions

For purposes of qualifying Awards of Performance Units or Performance Shares for the Performance Based Exception under Section 162(m) of the Internal Revenue Code, the Committee, in its discretion, may determine that the performance objectives applicable to Performance Units or Performance Shares shall be based on the achievement of Performance Goals. The Performance Goals may be set by the Committee on or before the latest date permissible to enable the Performance Units or Performance Shares to qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code. With respect to any Award that is intended to satisfy the conditions for the Performance Based Exception under Section 162(m) of the Internal Revenue Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Shares or Performance Units, as applicable, under Section 162(m) of the Internal Revenue Code (e.g., in determining the Performance Goals).

8.6                       Earning of Performance Units or Shares

After the applicable Performance Period has ended, the Grantee shall be entitled to receive a payout of the number of Performance Units or Performance Shares earned by the Grantee over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit or Performance Share, the Committee, in its sole discretion, when it finds that a waiver may be in the best interests of the Company, may reduce or waive any performance objectives for such Performance Unit or Performance Share, provided that any such action shall not result in any adverse tax consequences under Section 409A of the Internal Revenue Code.

8.7                       Form and Timing of Payment

Payment of earned Performance Units or Performance Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay such earned Awards in cash, Shares, or a combination thereof.

8.8                       Cancellation of Performance Units/Shares

On the date set forth in the Award Agreement, all unearned or unvested Performance Units and Performance Shares shall be forfeited to the Company and reacquired at no cost by the Company.

9.                                      SECTION 162(m) DISCRETION

9.1                       Negative Discretion

Notwithstanding the achievement of any Performance Goals established under this Plan, the Committee has the discretion by Grantee, to reduce some or all of an Award that would otherwise be paid.

9.2                       Extraordinary Events

At, or at any time after, the time an Award is granted, and to the extent permitted under Section 162(m) of the Internal Revenue Code and the regulations thereunder without adversely affecting the treatment of the Award under the Performance Based Exception, the Committee may provide for the manner in which performance will be measured against the Performance Goals (or may adjust the Performance Goals) to reflect the impact of specific corporate transactions, accounting or tax law changes and other extraordinary and nonrecurring events.

10.                               TAX WITHHOLDING

10.1                Mandatory Tax Withholding.

Whenever under the Plan, cash or Shares pursuant to an Award are to be delivered to an individual who is either a U.S. citizen or is otherwise subject to U.S. federal income taxes upon exercise or payment of an Award, the Company shall be entitled to require as a condition of delivery (a) that the Grantee remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (b) the withholding of such sums from compensation otherwise due to the Grantee or from any Shares or cash due to the Grantee under the Plan, or (c) any combination of the foregoing.

If any disqualifying disposition described in Section 5.4(f) is made with respect to Shares acquired under an Incentive Stock Option granted pursuant to the Plan, then the person making such disqualifying disposition shall remit to the Company an amount sufficient to satisfy any and all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such sums from compensation otherwise due to the Grantee or from any Shares due to the Grantee under the Plan.

10.2                Elective Share Withholding

Subject to such terms and conditions as the Company may in its discretion determine, the Company may permit a Grantee to satisfy tax withholding obligations through the withholding by the Company of a portion of the Shares (“Share Withholding”) otherwise deliverable to such Grantee upon the exercise of an Award (“Taxable Event”) having a Fair Market Value equal to the minimum amount necessary to satisfy required federal, state, or local withholding tax liability attributable to the Taxable Event.

11.                               DEFERRED PAYMENTS

Subject to the terms of this Plan and applicable law, the Committee may determine that all or a portion of any Award to Grantee, whether it is to be paid in cash, Shares or a combination thereof, shall be deferred or may, in its sole discretion, approve deferral elections made by Grantees. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion; provided, however, that no deferral shall be permitted to the extent that any such deferral would adversely affect the tax treatment of any outstanding Awards under applicable law including, but not limited to, pursuant to Section 409A of the Internal Revenue Code.

12.                               TERMINATION OF EMPLOYMENT

12.1                Termination for Cause.

Except as may otherwise be provided in the Award Agreement, if the Grantee has a Termination of Employment for Cause, any unexercised Award shall terminate immediately upon the Grantee’s Termination of Employment.

12.2                Termination other than for Cause.

If the Grantee has a Termination of Employment for any reason other than Cause, then any unexercised Award, to the extent exercisable on the date of the Grantee’s Termination of Employment, may be exercised as follows:

(a)                                 Death. Except as may otherwise be provided in the Award Agreement, if the Grantee’s Termination of Employment is caused by the death of the Grantee, then any unexercised Award to the extent exercisable on the date of the Grantee’s death, may be exercised in whole or in part, at any time within one year after the Grantee’s death by the Grantee’s personal representative or by the person to whom the Award is transferred by will or the applicable laws of descent and distribution, but in no event beyond the scheduled expiration of the Award;

(b)                                 Disability. Except as may otherwise be provided in the Award Agreement, if the Grantee’s Termination of Employment is on account of the Disability of the Grantee, then any unexercised Award to the extent exercisable at the date of such Termination of Employment, may be exercised, in whole or in part, at any time within one year after the date of such Termination of Employment; provided, however, that, if the Grantee dies after such Termination of Employment and before the end of such one year period, such Award may be exercised by the deceased Grantee’s personal representative or by the person to whom the Award is transferred by will or the applicable laws of descent and distribution within one year after the Grantee’s Termination of Employment, or, if later, within 180 days after the Grantee’s death, but in no event beyond the scheduled expiration of the Award; and

(c)                                  Other. If the Grantee’s Termination of Employment is for any reason other than Cause, death or Disability, then except as may otherwise be provided in the Award Agreement, any unexercised Award, to the extent exercisable at the date of such Termination of Employment, may be exercised, in whole or in part, at any time within 30 days after such Termination of Employment; provided, however, that if the Grantee dies within such three-month period following such termination of Employment, such Award may be exercised by the deceased Grantee’s personal representative or by the person to whom the Award is transferred by will or the applicable laws of descent and distribution within 180 days of the Grantee’s death, but in no event beyond the scheduled expiration of the Award.

13.                               EFFECTS OF A DISSOLUTION OR LIQUIDATION

In the event of the proposed dissolution or liquidation of the Company, all outstanding Awards will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee in its discretion may provide for a Participant to have the right to exercise his or her Award until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Committee may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised (with respect to Options, SARs and right to purchase Restricted Stock) or vested (with respect to other Awards), an Award will terminate immediately prior to the consummation of such proposed action.

14.                               EFFECTS OF A CHANGE OF CONTROL

In the event of a merger or Change in Control, each outstanding Award shall be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation; provided that any such assumption or substitution shall not result in any adverse tax consequences under Section 409A of the Internal Revenue Code. In the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall (i) fully vest in and have the right to exercise the Option, SAR or right to purchase Restricted Stock as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable, and (ii) fully earn and receive a payout with respect to other Awards. If an Award becomes fully vested and exercisable (or earned, as applicable) in lieu of assumption or substitution in the event of a merger or Change in Control, the Committee shall notify the Participant in writing or electronically that (i) the Option, SAR or right to purchase Restricted Stock shall be fully vested and exercisable for a period determined by the Committee, and all outstanding Options, SARs and rights to purchase Restricted Stock shall terminate upon the expiration of such period and (ii) the other Awards shall be paid out immediately prior to the merger or Change in Control as if fully earned. For the purposes of this paragraph, the Award shall be considered assumed if, following the merger or Change in Control, the assumed Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise (or payout or vesting, as applicable) of the Award, for each Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

15.                               MISCELLANEOUS

15.1                Securities Law Matters

(a)                                 If the Committee deems it necessary to comply with the 1933 Act and there is not in effect a registration statement under the 1933 Act relating to the acquisition of the Shares pursuant to the Award, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for Shares.

(b)                                 If based upon the opinion of counsel for the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (1) federal or state securities law or (2) the listing requirements of any securities exchange on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as the case may be, but the Company shall use its best efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

15.2                Funding

Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for, benefits under the Plan.

15.3                No Employment Rights

Neither the establishment of the Plan nor the granting of any Award shall be construed to (i) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (ii) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

15.4                Awards Under Other Plans or Sub-Plans

The Company or a Subsidiary may grant awards relating to Shares under other plans or programs including sub-plans under this Plan. The Committee in its discretion may determine that such awards shall be settled in the form of Shares issued under the Plan. Such Shares shall be treated for all purposes under the Plan similar to Shares issued in settlement of Awards and shall, when issued, reduce the number of Shares available under Section 3 in the case of Awards originally granted under the Plan.

15.5                Rights as a Stockholder

A Grantee shall not by reason of any Award have any right as a stockholder of the Company with respect to the Shares that may be deliverable upon exercise of such Award until such Shares have been delivered to him. Except as may otherwise be provided in the applicable Award Agreement, as a condition of exercise, a Grantee will be required to execute a stockholder agreement if any such agreement is then in effect with respect to the Shares.

15.6                Nature of Payments

Any and all grants or deliveries of Shares hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

15.7                Nonuniform Determinations

Neither the Committee’s nor the Board’s determinations under the Plan need be uniform and may be made by the Committee or the Board selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations and to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment, under Section 12, of Terminations of Employment. Notwithstanding the foregoing, the Committee’s interpretation of Plan provisions shall be uniform as to similarly situated Grantees.

15.8                Amendment of the Plan

The Board may from time to time in its discretion amend or modify the Plan without the approval of the stockholders of the Company, except as such stockholder approval may be required (a) to permit transactions in Shares pursuant to the Plan to be exempt from liability under Section 16(b) of the 1934 Act or (b) under the listing requirements of any securities exchange on which are listed any of the Company’s equity securities.

15.9                Termination of the Plan

The Plan shall terminate on the tenth anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect any Award or Award Agreement then outstanding under the Plan.

15.10         No Illegal Transactions

The Plan and all Awards granted pursuant to it are subject to all laws and regulations of any governmental authority that may be applicable thereto; and notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise Awards or receive the benefits thereof and the Company shall not be obligated to deliver any Shares or pay any benefits to a Grantee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Grantee or the Company of any provision of any such law or regulation.

15.11         No Loans

No loans from the Company to Grantee shall be permitted under this Plan.

15.12         Assignment or Transfer

Unless the Committee shall specifically determine otherwise, no Award under the Plan or any rights or interest therein shall be transferable other than by will or the laws of descent and distribution and shall be exercisable, during the Grantee’s lifetime, only by the Grantee. Once awarded, the Shares received by a Grantee may be freely transferred, assigned, pledged or otherwise subjected to lien, subject to the restrictions imposed by the 1933 Act, Section 16 of the 1934 Act and the Company’s insider trading policy (if any), each as amended from time to time.

15.13         Beneficiary Designation

To the extent allowed by the Committee, each Grantee under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named on a contingent or successive basis) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Unless the Committee determines otherwise, each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Company during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.

15.14         Cost and Expenses

The cost and expenses of administering the Plan shall be borne by the Company and not charged to any Award or to any Grantee unless the Committee otherwise determines in its sole discretion.

15.15         Fractional Shares

Fractional Shares shall not be issued or transferred under an Award, but the Committee may pay cash in lieu of a fraction or round the fraction, in its discretion.

15.16         Indemnification

Provisions for the indemnification of officers and directors of the Company in connection with the administration of the Plan shall be as set forth in the Company’s Certificate of Incorporation and Bylaws as in effect from time to time.

15.17         Severability

If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

15.18         Indemnification

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

15.19         Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business or assets of the Company.

15.20         Headings

The headings of Articles and Sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

15.21         Number and Gender

When appropriate the singular as used in this Plan shall include the plural and vice versa, and the masculine shall include the feminine.

15.22         Controlling Law

The laws of the State of Delaware, except its laws with respect to choice of laws, shall be controlling in all matters relating to the Plan.

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 000000000000 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0000137999_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Paul McBarron 02 Dr. Nicholas Bacopoulos 03 Dr. Christopher Henney CYCLACEL PHARMACEUTICALS, INC. 200 CONNELL DRIVE SUITE 1500 BERKELEY HEIGHTS, NJ 07922 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2., 3. and 4. For Against Abstain 2. Approve a proposed amendment to the Company's certificate of incorporation, by way of a Second Amended and Restated Certificate of Incorporation, to effectuate a reverse stock split in a ratio of up to and including 1:10, such ratio to be determined by our Board of Directors 3. Approve a proposed amendment to the Company's 2006 Amended and Restated Equity Incentive Plan to increase the number of shares available for the grant of awards by 4,800,000 shares (on a pre-split basis) 4. Ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012 NOTE: The Company will transact any other business that may properly be presented before the annual meeting or at any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000137999_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com . CYCLACEL PHARMACEUTICALS, INC. This proxy is solicited by the Board of Directors Annual Meeting of Stockholders May 23, 2012 The stockholder(s) hereby appoint(s) each of Spiro Rombotis and Paul McBarron, severally and not jointly, as proxies, each with the power to appoint his substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Cyclacel Pharmaceuticals, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 A.M. Eastern Time on May 23, 2012, at the company's headquarters at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey, 07922, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Continued and to be signed on reverse side